NUVEEN EXCHANGE-TRADED FUNDS

OCTOBER 31, 1997

ANNUAL REPORT

DEPENDABLE, TAX-FREE INCOME TO HELP YOU KEEP MORE OF WHAT YOU EARN.

NPP
Performance Plus

NMA
Advantage

NMO
Opportunity

Photo of: Children in pool and adults standing poolside.

Nuveen offers a number of convenient ways to add to your portfolio and earn the tax-free income you need to achieve your financial goals.

Build Your Wealth Automatically


NUVEEN EXCHANGE-TRADED FUNDS DIVIDEND REINVESTMENT PLAN
Your Nuveen exchange-traded fund allows you to conveniently reinvest dividends and/or capital gains distributions in additional fund shares. If you do not elect to reinvest distributions, all distributions are paid by check, or can be deposited directly into your bank or brokerage account.

By choosing to reinvest, you'll be able to invest money regularly and automatically, and watch your investment grow through the power of tax-free compounding. You'll also benefit from dollar-cost averaging, a technique of investing at regular intervals, which allows you to build a high-quality, tax-free portfolio conveniently and cost effectively over time.


EASY AND CONVENIENT
To make recordkeeping easy and convenient, each month you'll receive a statement showing your total dividends and distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own. Income or capital gains taxes may be payable on dividends or distributions that are reinvested.


HOW SHARES ARE PURCHASED
The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. Dividends and distributions received to purchase shares in the open market will normally be invested shortly after the dividend payment date; no interest will be paid on dividends and distributions awaiting reinvestment. Because the market price of shares may increase
                                                (continued on inside back cover)

Blow-in copy:
BUILD A BETTER PORTFOLIO WITH NUVEEN
Your financial adviser can show you how you can combine this Nuveen fund with other Nuveen stock and bond investments to build a portfolio that will help you meet your short- and longer-term goals.

Together, you can craft an investment portfolio that provides the income you need today and is positioned for the growth you need for tomorrow, while simultaneously offering tax-efficiency and moderated overall risk.

Talk with your adviser about putting Nuveen's full family of funds and trusts to work for you.

NUVEEN INVESTMENTS CAN HELP
YOU SUSTAIN THE WEALTH OF A LIFETIME

MUTUAL FUNDS
Nuveen Rittenhouse Growth Fund (available February 1998)
Growth and Income Stock Fund
Balanced Stock and Bond Fund
Balanced Municipal and Stock Fund
National Municipal Bond Funds
State-Specific Municipal Bond Funds

UNIT TRUSTS
Equity
Corporate Bond
Municipal Bond

EXCHANGE-TRADED FUNDS
MUNI PREFFERED(R)
PRIVATE ASSET MANAGEMENT

For more information about any of these Nuveen products, including charges and expenses, call your financial adviser for a prospectus where available, or call Nuveen at (800) 621-7227. Please read it carefully before you invest.

Contents
  2   DEAR SHAREHOLDER
  4   ANSWERING YOUR QUESTIONS
  7   NPP PERFORMANCE OVERVIEW
  8   NMA PERFORMANCE OVERVIEW
  9   NMO PERFORMANCE OVERVIEW
 10   SHAREHOLDER MEETING REPORT
 11   FINANCIAL SECTION
 52   FUND INFORMATION

Ghosted image of:  Children in pool and adults standing poolside.

Photo of: Timothy R. Schwertfeger
Chairman of the Board


Wealth takes a lifetime to build. Once achieved, it should be preserved.

Dear Shareholder

It's a pleasure to report to you on the performance of your Nuveen exchange-traded funds. Over the past 12 months, the funds have performed well, rewarding investors with dependable tax-free income and attractive returns.

Investors continued to enjoy solid dividend yields generated by each fund's portfolio of municipal bonds. As of October 31, 1997, new shareholders were receiving current market yields that ranged from 6.44% to 6.48%. To match these yields, investors in the 31% federal tax bracket would have had to earn at least 9.33% on taxable alternatives. Dividend stability continues to be a hallmark of the Nuveen exchange-traded funds, as the dividends for the three funds in this report were declared a total of 36 times over the past year with only one adjustment.

For the fiscal year ended October 31, 1997, the total return on net asset value of the funds ranged from 7.89% to 8.20%, providing taxable-equivalent returns of 10.97% to 11.27% for investors in the 31% federal income tax bracket. For shareholders in higher tax brackets, the tax-adjusted returns were even more attractive. You will find additional details on the individual performance of each fund on pages 7-9.

As the year draws to a close, it seems appropriate to take a moment to look back over what has been an exceptional time for the American economy, the financial markets--and the investors in those markets. 1997 has been distinguished by continued economic strength, the lowest unemployment rates in more than two decades, and progress on fiscal issues, including a reduction in the federal deficit. While much of investors' attention has remained focused on the stock market, the achievements of the bond market should not be overlooked. During 1997, the environment for bond performance was enhanced by a substantial decline in interest rates, reflecting investors' confidence that inflation can remain near its current annual rate of 2.2%, one of the lowest levels for the Consumer Price Index in 30 years.

The events of 1997 have also focused renewed attention on the need for diversification and asset allocation. Stock market volatility, especially in late October, provided a vivid illustration of the steadying effect that fixed income investments can provide in a well- constructed investment portfolio. Nuveen exchange-traded funds provide an excellent balance to other stock and bond investments, and their current yields make them very attractive.

You already know you can rely on Nuveen to provide the tax-advantaged investments you need to achieve your investment goals. Your financial adviser can introduce you to a variety of other Nuveen products and services to round out your portfolio of core investments, including the Nuveen Growth and Income Stock Fund and two balanced stock and bond funds. We have also expanded our private asset management capabilities through the acquisition of Rittenhouse Financial Services, a well-respected growth investment manager. We encourage you to talk to your financial adviser about ways to complement your current Nuveen investment by taking advantage of these additional products and services.

We at Nuveen remain committed to providing you with quality investment solutions that withstand the test of time. We thank you for your confidence in us and our family of investments, and we look forward to our next report to you.

Sincerely,





TIMOTHY R. SCHWERTFEGER
Chairman of the Board
December 12, 1997



"The funds have performed well, rewarding investors with dependable tax-free income and attractive returns."

Answering Your Questions
Photo of: Ted Neild

Ted Neild, managing director of Nuveen's portfolio management team, talks about the municipal bond market and offers insights into factors that affected the performance of the funds over the past year.


WHAT ECONOMIC AND MARKET FACTORS INFLUENCED THE PERFORMANCE OF MUNICIPAL BONDS OVER THE PAST YEAR?
Over the past 12 months, the performance of the municipal bond market was influenced by three major factors: the continued strength of the U.S. economy, minimal inflation (both of which are reflected in the steady-to-declining interest rates evident during the year), and volatility in the equity markets. During 1997, these factors contributed to a positive environment for fixed-income investments, including municipal issues.

Between November 1996 and October 1997, the yield on the 30-year Treasury bond dropped from 6.68% to 6.15%, and the municipal market followed suit, as the yield on the Bond Buyer 40 declined from 5.80% to 5.40%. The spread between tax-free municipal bonds and taxable Treasury bonds remained tight, making municipal bonds very attractive. The total returns produced in this environment were somewhat muted by a heavy supply of newly issued municipal bonds that temporarily impacted bond prices. The increased supply worked to our advantage, however, as it expanded opportunities to find value in the marketplace.

HOW HAVE THESE FUNDS PERFORMED DURING THIS PERIOD?
As Tim mentioned in his letter to shareholders, total returns for these funds ranged from 7.89% to 8.20% for the 12 months ended October 31, 1997.

The performance of the Nuveen funds covered in this report should be evaluated in light of the fact that, like many of our older funds, they were originally constructed in a much higher interest rate environment. This means that a large number of bonds in the portfolios are currently valued at substantial premiums. These bonds offer the benefit of additional price stability in volatile markets, but their upside potential during market rallies can be limited.

Over the past year we have held the bonds in these portfolios, with their emphasis on current income and price stability, rather than selling them in an effort to extend duration. In this way, we were able to maintain attractive yields, reduce price volatility, and limit capital gains distributions to shareholders, resulting in more tax-efficient funds.

HOW DOES THE USE OF LEVERAGE IMPACT THE FUNDS' DIVIDENDS?
All the funds in this report use leverage as an additional way to enhance income for common shareholders. Leveraged funds issue short-term preferred shares, which is similar to borrowing money at short-term rates and then investing the proceeds into long-term bonds. The difference in rates boosts the dividend for common shareholders. The dividends of leveraged funds also can be affected by a sudden or prolonged rise in short-term interest rates. As short-term rates increase, preferred shareholders enjoy higher dividends and less income is available for common shareholders.

WHAT ARE YOUR KEY STRATEGIES FOR THE COMING YEAR?
We are currently pursuing several strategies aimed at enhancing the structure of the portfolios. Specifically, we will be focusing on upgrading the call protection of the Nuveen exchange-traded funds. By selling bonds with shorter call protection to retail buyers, we can redeploy assets into the institutional and new offering markets, extending call protection while supporting the funds' dividend yields. We will also be exploring opportunities to purchase discount bonds, which offer the potential for price appreciation as well as longer duration and added income stability if interest rates continue to decline.

Secondly, while credit spreads are tight, we will continue to take advantage of opportunities to purchase bonds with good credit quality at yields that are similar to bonds with lower ratings. During the past year, as the yield differentials between AAA and BBB bonds narrowed, we were able to buy the more highly rated bonds without sacrificing much yield, thereby enhancing the credit quality of our portfolios. We believe that as credit spreads widen again, these high-quality issues will increase in value relative to lower-rated bonds.

We will also continue to look for bonds that are underpriced or undervalued by the market. We believe that by concentrating on identifying individual bonds with current yields, prices, credit quality and future prospects that are exceptionally attractive in relation to other bonds in the market, the portfolio will be positioned to deliver above-market performance.

We also plan to leverage the supply-and-demand opportunities created by new issues and explore bonds that may be overlooked in the secondary markets as attention focuses on new issues. Excess supply, particularly in New York and the Sunbelt states, should create buying opportunities. In New York, the supply of newly issued bonds rose 36% in the first nine months of 1997, compared with a 17% increase in municipal supply nationally. Typically, such heavy supply temporarily depresses bond prices, enabling us to inexpensively purchase longer-term bonds, which have the potential to outperform comparable investment candidates.

WHAT IS YOUR OUTLOOK FOR THE MUNICIPAL MARKET?
Looking at the year ahead, we believe the overall market will continue to strike a good balance between supply and demand. We expect supply to increase as new issuers continue to enter the market. On the demand side, volatility in the equity markets, plus the potential for a weakening of the economy, could spark increased interest in bonds of all types.

Over the past year, we have seen the number of advance refundings by bond issuers rise. If the lower interest rate environment continues, we can expect more issuers to follow their example. In an advance refunding, the proceeds of a new bond issue are invested in U.S. government or agency securities, with the loan secured by project revenues or general tax receipts. The cash from the escrow account is used to pay off the debt on the original bond issue. Because the coupon rate of the original bond is typically higher than that of the new issue, which is now secured by the federal government and rated AAA, the refunded bonds will appreciate in value.

Overall, we expect our portfolios to continue to benefit from tight credit spreads, as we take advantage of opportunities to enhance quality, yield and the potential for price appreciation.



"We believe that by concentrating on identifying individual bonds with current yields, prices, credit quality and future prospects that are exceptionally attractive in relation to other bonds in the market, the port folio will be positioned to deliver above-market performance."

Nuveen Performance Plus Municipal Fund, Inc.
Performance Overview
As of October 31, 1997

NPP

Graphic of: 4 stars

Morningstar Rating(1)
---------------------------------------------------------

Fund Highlights
---------------------------------------------------------

Inception Date                                       6/89
---------------------------------------------------------
Share Price                                            15
---------------------------------------------------------
Net Asset Value                                    $15.22
---------------------------------------------------------
Average Weighted Duration (Years)                    4.73
---------------------------------------------------------
Average Weighted Maturity (Years)                   22.03
---------------------------------------------------------
Net Assets ($000)                              $1,304,197
---------------------------------------------------------
Current Market Yield                                6.48%
---------------------------------------------------------
Taxable Equivalent Yield(2)                         9.39%
---------------------------------------------------------

Annualized Total Return (at NAV)
---------------------------------------------------------

1-Year                                              7.89%
---------------------------------------------------------
3-Year                                              9.15%
---------------------------------------------------------
5-Year                                              7.80%
---------------------------------------------------------
Since Inception                                     8.32%
---------------------------------------------------------

Taxable Equivalent Total Return(3)
---------------------------------------------------------

1-Year                                             10.97%
---------------------------------------------------------
3-Year                                             12.39%
---------------------------------------------------------
5-Year                                             11.14%
---------------------------------------------------------
Since Inception                                    11.62%
---------------------------------------------------------


1 Overall rating within the municipal bond category for the period ended October 31, 1997. Morningstar proprietary ratings reflect historical risk-adjusted performance and are subject to change every month. Ratings are calculated from a fund's three-, five- and 10-year average annual returns in excess of 90-day Treasury bill returns, with appropriate fee adjustments and a risk factor that reflects fund performance below 90-day Treasury bill returns. NPP earned four stars for each of the three- and five-year periods ended October 31, 1997. In an investment category, 10% of funds receive five stars and 22.5% receive four stars. For the period ending October 31, 1997, 197 municipal bond funds were rated for the three-year period, 121 for the five-year period, and eight for the 10-year period.

2 Taxable equivalent rate represents the yield on a taxable investment necessary to equal the yield of the Nuveen fund on an after-tax basis. It is based on the current market yield and a federal tax rate of 31%.

3 Taxable equivalent total return is based on the annualized total return and a federal income tax rate of 31%. It represents the return on a taxable investment necessary to equal the return of the Nuveen fund on an after-tax basis.

Pie charts

Credit Quality
BBB/NR                      11%
A                            9%
AA                          18%
AAA                         62%


Diversification
Pollution Control            6%
Health Care                  5%
Other                       12%
Water & Sewer                4%
Utilities                    8%
Transportation               5%
General Obligation           8%
Housing                     22%
Escrowed Bonds              30%


Bar chart

Dividend History
11/96    0.084
12/96    0.084
1/97     0.084
2/97     0.084
3/97     0.084
4/97     0.084
5/97     0.084
6/97     0.084
7/97     0.084
8/97     0.081
9/97     0.081
10/97    0.081

Nuveen Municipal Advantage Fund, Inc.
Performance Overview
As of October 31, 1997

NMA

Graphic of: 4 stars

Morningstar Rating(1)
---------------------------------------------------------

Fund Highlights
---------------------------------------------------------

Inception Date                                      12/89
---------------------------------------------------------
Share Price                                      15 15/16
---------------------------------------------------------
Net Asset Value                                    $15.68
---------------------------------------------------------
Average Weighted Duration (Years)                    5.11
---------------------------------------------------------
Average Weighted Maturity (Years)                   21.89
---------------------------------------------------------
Net Assets ($000)                                $962,058
---------------------------------------------------------
Current Market Yield                                6.44%
---------------------------------------------------------
Taxable Equivalent Yield(2)                         9.33%
---------------------------------------------------------

Annualized Total Return (at NAV)
---------------------------------------------------------

1-Year                                              8.20%
---------------------------------------------------------
3-Year                                              9.66%
---------------------------------------------------------
5-Year                                              8.19%
---------------------------------------------------------
Since Inception                                     8.89%
---------------------------------------------------------

Taxable Equivalent Total Return(3)
---------------------------------------------------------

1-Year                                             11.27%
---------------------------------------------------------
3-Year                                             12.87%
---------------------------------------------------------
5-Year                                             11.52%
---------------------------------------------------------
Since Inception                                    12.22%
---------------------------------------------------------


1 Overall rating within the municipal bond category for the period ended October 31, 1997. Morningstar proprietary ratings reflect historical risk-adjusted performance and are subject to change every month. Ratings are calculated from a fund's three-, five- and 10-year average annual returns in excess of 90-day Treasury bill returns, with appropriate fee adjustments and a risk factor that reflects fund performance below 90-day Treasury bill returns. NMA earned four stars for each of the three- and five-year periods ended October 31, 1997. In an investment category, 10% of funds receive five stars and 22.5% receive four stars. For the period ending October 31, 1997, 197 municipal bond funds were rated for the three-year period, 121 for the five-year period, and eight for the 10-year period.

2 Taxable equivalent rate represents the yield on a taxable investment necessary to equal the yield of the Nuveen fund on an after-tax basis. It is based on the current market yield and a federal tax rate of 31%.

3 Taxable equivalent total return is based on the annualized total return and a federal income tax rate of 31%. It represents the return on a taxable investment necessary to equal the return of the Nuveen fund on an after-tax basis.


Pie charts

Credit Quality
BBB/NR                                    16%
A                                          9%
AA                                        13%
AAA                                       62%


Diversification
Pollution Control                          6%
Water & Sewer                              5%
Transportation                             6%
Other                                      5%
Utilities                                  9%
General Obligation                         4%
Health Care                                8%
Education                                  4%
Housing                                   15%
Escrowed Bonds                            38%


Bar chart

Dividend History
11/96    0.0855
12/96    0.0855
1/97     0.0855
2/97     0.0855
3/97     0.0855
4/97     0.0855
5/97     0.0855
6/97     0.0855
7/97     0.0855
8/97     0.0855
9/97     0.0855
10/97    0.0855

Nuveen Municipal Market Opportunity Fund, Inc.
Performance Overview
As of October 31, 1997

NMO

Graphic of: 4 stars

Morningstar Rating(1)
---------------------------------------------------------

Fund Highlights
---------------------------------------------------------

Inception Date                                       3/90
---------------------------------------------------------
Share Price                                        16 1/8
---------------------------------------------------------
Net Asset Value                                    $15.85
---------------------------------------------------------
Average Weighted Duration (Years)                    4.52
---------------------------------------------------------
Average Weighted Maturity (Years)                   21.82
---------------------------------------------------------
Net Assets ($000)                              $1,011,202
---------------------------------------------------------
Current Market Yield                                6.44%
---------------------------------------------------------
Taxable Equivalent Yield(2)                         9.33%
---------------------------------------------------------

Annualized Total Return (at NAV)
---------------------------------------------------------

1-Year                                              8.12%
---------------------------------------------------------
3-Year                                              9.76%
---------------------------------------------------------
5-Year                                              8.01%
---------------------------------------------------------
Since Inception                                     9.01%
---------------------------------------------------------

Taxable Equivalent Total Return(3)
---------------------------------------------------------

1-Year                                             11.19%
---------------------------------------------------------
3-Year                                             12.96%
---------------------------------------------------------
5-Year                                             11.30%
---------------------------------------------------------
Since Inception                                    12.30%
---------------------------------------------------------


1 Overall rating within the municipal bond category for the period ended October 31, 1997. Morningstar proprietary ratings reflect historical risk-adjusted performance and are subject to change every month. Ratings are calculated from a fund's three-, five- and 10-year average annual returns in excess of 90-day Treasury bill returns, with appropriate fee adjustments and a risk factor that reflects fund performance below 90-day Treasury bill returns. NMO earned four stars for each of the three- and five-year periods ended October 31, 1997. In an investment category, 10% of funds receive five stars and 22.5% receive four stars. For the period ending October 31, 1997, 197 municipal bond funds were rated for the three-year period, 121 for the five-year period, and eight for the 10-year period.

2 Taxable equivalent rate represents the yield on a taxable investment necessary to equal the yield of the Nuveen fund on an after-tax basis. It is based on the current market yield and a federal tax rate of 31%.

3 Taxable equivalent total return is based on the annualized total return and a federal income tax rate of 31%. It represents the return on a taxable investment necessary to equal the return of the Nuveen fund on an after-tax basis.


Pie charts

Credit Quality
BBB/NR                      27%
A                           17%
AA                          13%
AAA                         43%


Diversification
Other                        8%
Lease Rental                 5%
Utilities                    6%
Health Care                  4%
General Obligation          13%
Education                    4%
Transportation              13%
Housing                     16%
Escrowed Bonds              31%


Bar chart

Dividend History
11/96    0.0865
12/96    0.0865
1/97     0.0865
2/97     0.0865
3/97     0.0865
4/97     0.0865
5/97     0.0865
6/97     0.0865
7/97     0.0865
8/97     0.0865
9/97     0.0865
10/97    0.0865

Shareholder
Meeting Report

Annual Meeting Date: July 30, 1997
--------------------------------------------------------------------------------------------------------
                                           Performance Plus             Advantage            Opportunity
--------------------------------------------------------------------------------------------------------
Total Shares Outstanding:                   59,158,616.9990       42,097,246.0180        44,762,070.9980
========================================================================================================
Total Shares Voted:                         48,366,471.9360       34,275,591.5500        36,869,267.4950
========================================================================================================
Robert P. Bremner           For             47,818,163.9180       33,895,984.7210        36,368,331.3700
                            Withhold           548,308.0180          379,606.8290           500,936.1250
--------------------------------------------------------------------------------------------------------
                            Total           48,366,471.9360       34,275,591.5500        36,869,267.4950
========================================================================================================
Lawrence H. Brown           For             47,846,953.5220       33,923,785.2010        36,418,009.5140
                            Withhold           519,518.4140          351,806.3490           451,895.9810
--------------------------------------------------------------------------------------------------------
                            Total           48,366,471.9360       34,275,591.5500        36,869,905.4950
========================================================================================================
Anthony T. Dean             For             47,852,869.7050       33,924,686.5370        36,423,236.4900
                            Withhold           513,602.2310          350,905.0130           446,668.0050
--------------------------------------------------------------------------------------------------------
                            Total           48,366,471.9360       34,275,591.5500        36,869,904.4950
========================================================================================================
Anne E. Impellizzeri        For             47,842,114.1720       33,916,601.7630        36,412,920.8280
                            Withhold           524,357.7640          358,989.7870           456,983.6670
--------------------------------------------------------------------------------------------------------
                            Total           48,366,471.9360       34,275,591.5500        36,869,904.4950
========================================================================================================
Peter R. Sawers             For             47,845,287.8740       33,924,336.5370        36,420,295.0270
                            Withhold           521,184.0620          351,255.0130           449,609.4680
--------------------------------------------------------------------------------------------------------
                            Total           48,366,471.9360       34,275,591.5500        36,869,904.4950
========================================================================================================
Judith M. Stockdale         For             47,797,070.3120       33,886,681.2310        36,365,013.2670
                            Withhold           569,401.6240          388,910.3190           504,891.2280
--------------------------------------------------------------------------------------------------------
                            Total           48,366,471.9360       34,275,591.5500        36,869,904.4950
========================================================================================================
Ratification of Auditors    For              47,502,299.9380       33,703,003.4150       36,217,016.2470
                            Against            286,397.1940          125,631.6710           192,881.8720
                            Abstain            577,774.8040          446,956.4640           459,370.3760
--------------------------------------------------------------------------------------------------------
                            Total            48,366,471.9360       34,275,591.5500       36,869,268.4950
========================================================================================================

Financial Section

      Contents

12    INDEPENDENT AUDITOR'S REPORT
13    PORTFOLIO OF INVESTMENTS
41    STATEMENT OF NET ASSETS
42    STATEMENT OF OPERATIONS
43    STATEMENT OF CHANGES IN NET ASSETS
44    NOTES TO FINANCIAL STATEMENTS
49    FINANCIAL HIGHLIGHTS

Ghosted image of:  Children in pool and adults standing poolside.

Independent Auditor's Report

THE BOARDS OF DIRECTORS AND SHAREHOLDERS
NUVEEN PERFORMANCE PLUS MUNICIPAL FUND, INC.
NUVEEN MUNICIPAL ADVANTAGE FUND, INC.
NUVEEN MUNICIPAL MARKET OPPORTUNITY FUND, INC.

We have audited the accompanying statements of net assets, including the portfolios of investments, of Nuveen Performance Plus Municipal Fund, Inc., Nuveen Municipal Advantage Fund, Inc. and Nuveen Municipal Market Opportunity Fund, Inc. as of October 31, 1997, and the related statements of operations and changes in net assets and the financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsi bility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of October 31, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of Nuveen Performance Plus Municipal Fund, Inc., Nuveen Municipal Advantage Fund, Inc. and Nuveen Municipal Market Opportunity Fund, Inc. at October 31, 1997, and the results of their operations, changes in their net assets and financial highlights for the periods indicated therein in conformity with generally accepted accounting principles.


Ernst & Young LLP

Chicago, Illinois
December 12, 1997

Portfolio of Investments
Nuveen Performance Plus
Municipal Fund, Inc. (NPP)
   Principal                                                                                       Optional Call              Market
      Amount   Description                                                                            Provisions*  Ratings**   Value
               ALABAMA - 1.0%

$  3,160,000   Alabama Housing Finance Authority, Single Family Mortgage Revenue Bonds (GNMA
                  Collateralized Home Mortgage Revenue Bond Program), 1988 Series A,                10/98 at 102   AAA    $3,292,246
                  8.000%, 10/01/20

   3,700,000   Alabama Water Pollution Control Authority, Revolving Fund Loan Bonds, Series 1994,
                  6.750%, 8/15/17                                                                    8/05 at 100   Aaa     4,123,243

   5,075,000   Jefferson County, Alabama, Sewer Revenue Refunding Warrants, Series 1997-A,
                  5.625%, 2/01/22                                                                    2/07 at 101   Aaa     5,204,311

               ALASKA - 0.2%

   3,060,000   Alaska Housing Finance Corporation, Collateralized Bonds, 1989 First Series (Veterans
                  Mortgage Program), 7.450%, 12/01/29                                                6/00 at 102   Aaa     3,158,991

               ARIZONA - 0.5%

   5,550,000   Yuma Regional Medical Center on behalf of Hospital District No. 1 of Yuma County,
                  Arizona, Hospital Revenue Improvement and Refunding Bond (Yuma Regional Medical
                  Center Project), Series 1992, 8.000%, 8/01/17 (Pre-refunded to 8/01/02)        8/02 at 101 1/2     A     6,497,774

               ARKANSAS - 2.2%

  16,705,000   Arkansas Development Finance Authority, Single Family Mortgage Revenue Bonds,
                  Series 1988A, GNMA Collateralized, 8.400%, 8/01/20 (Alternative Minimum Tax)       8/98 at 102   AAA    17,219,848

   8,005,000   Arkansas Development Finance Authority, Single Family Mortgage Revenue Bonds,
                  1996 Series H, 6.100%, 7/01/30 (Alternative Minimum Tax)                           1/07 at 102   AAA     8,319,757

   3,200,000   City of North Little Rock, Arkansas, Health Facilities Board (Baptist Health), Healthcare
                  Revenue Bonds (Baptist Health), Series 1996A, 5.500%, 12/01/21                    12/06 at 101   Aaa     3,219,520

               CALIFORNIA - 13.2%

  24,000,000   Department of Veterans Affairs of the State of California, Home Purchase Revenue Bonds,
                  1988 Series A, 8.300%, 8/01/19 (Alternative Minimum Tax)                           8/98 at 102    Aa    24,808,800

  11,900,000   State Public Works Board of the State of California, Lease Revenue Bonds (The Trustees
                  of The California State University), 1990 Series A (California State University Library
                  Projects), 6.250%, 9/01/16 (Pre-refunded to 9/01/00)                               9/00 at 102   Aaa    12,840,814

  13,820,000   City of Loma Linda, California, Hospital Revenue Bonds (Loma Linda University Medical
                  Center Project), Series 1990-B, 7.000%, 12/01/22 (Pre-refunded to 12/01/00)       12/00 at 102   Aaa    15,257,556

  24,265,000   Department of Water and Power of The City of Los Angeles, California, Electric Plant
                  Refunding Revenue Bonds, Second Issue of 1993, 4.750%, 11/15/19                   11/03 at 102   Aa3    22,187,916

   3,335,000   Department of Water and Power of The City of Los Angeles, Electric Plant Refunding
                  Revenue Bonds, Issue of 1994, 4.750%, 8/15/13                                      8/03 at 102   Aaa     3,167,583

  13,450,000   Ontario Redevelopment Financing Authority (San Bernardino County, California, 1995
                  Revenue Refunding Bonds (Ontario Redevelopment Project No. 1), 7.200%, 8/01/17    No Opt. Call   Aaa    16,875,984

  20,420,000   Community Redevelopment Agency of the City of Palmdale, Residential Mortgage
                  Revenue Refunding Bonds, 1991 Series A, 7.150%, 2/01/10                           No Opt. Call   AAA    23,506,483

   Principal                                                                                       Optional Call              Market
      Amount   Description                                                                            Provisions*  Ratings**   Value
               CALIFORNIA - continued

$  2,325,000   Community Redevelopment Agency of the City of Palmdale, Restructured Single Family
                  Mortgage Revenue Bonds, Series 1986D, 8.000%, 4/01/16 (Alternative Minimum Tax)   No Opt. Call   Aaa    $3,014,990

   7,500,000   Sacramento Municipal Utility District (California), Electric Revenue Refunding Bonds,
                  1993 Series G, 4.750%, 9/01/21                                                     9/03 at 100   Aaa     6,840,900

   8,140,000   San Bernardino Joint Powers Financing Authority, Lease Revenue Bonds (State of
                  California Department of Transportation Lease), 1995 Series A, 5.500%, 12/01/20   12/05 at 102     A     8,118,510

  10,000,000   San Bernardino County, California, Certificates of Participation, Series 1995 (Medical
                  Center Financing Project), 5.500%, 8/01/15                                         8/05 at 102   Aaa    10,218,600

   4,650,000   Southern California Public Power Authority (a public entity organized under the laws of the State of California), (Palo Verde Project), Power Project Revenue Bonds, 1993
                  Refunding Series A, 5.000%, 7/01/15                                                7/03 at 102   AA-     4,661,625

  15,745,000   Walnut Valley Unified School District (Los Angeles County, California), General Obligation
                  Refunding Bonds, Series 19997A, 7.200%, 2/01/16                                    8/11 at 103   Aaa    19,060,110

               COLORADO - 3.2%

   5,000,000   Castle Rock Ranch Public Improvements Authority, Public Facilities Revenue Bonds,
                  Series 1996, 6.250%, 12/01/17                                                     No Opt. Call    AA     5,609,050

  10,910,000   City and County of Denver, Colorado, Airport System Revenue Bonds, Series 1990A,
                  8.000%, 11/15/25 (Alternative Minimum Tax)                                        11/00 at 102  Baa1    12,081,407

               City and County of Denver, Colorado, Airport System Revenue Bonds, Series 1991A:
   1,715,000      8.750%, 11/15/23 (Alternative Minimum Tax) (Pre-refunded to 11/15/01)             11/01 at 102  Baa1     2,027,061
   4,755,000      8.750%, 11/15/23 (Alternative Minimum Tax)                                        11/01 at 102  Baa1     5,519,366
     955,000      8.000%, 11/15/25 (Alternative Minimum Tax) (Pre-refunded to 11/15/01)             11/01 at 100  Baa1     1,087,172
   2,640,000      8.000%, 11/15/25 (Alternative Minimum Tax)                                        11/01 at 100  Baa1     2,938,558

               City and County of Denver, Colorado, Airport System Revenue Bonds, Series 1992B:
   1,020,000      7.250%, 11/15/23 (Alternative Minimum Tax (Pre-refunded to 11/15/02)              11/02 at 102  Baa1     1,170,705
   3,980,000      7.250%, 11/15/23 (Alternative Minimum Tax)                                        11/02 at 102  Baa1     4,440,287

               City and County of Denver, Colorado, Airport System Revenue Bonds, Series 1990A,
   1,035,000      8.000%, 11/15/25 (Alternative Minimum Tax) (Pre-refunded to 11/15/00)             11/00 at 102  Baa1     1,166,704

               City and County of Denver, Colorado, Airport System Revenue Bonds, Series 1991D:
   1,000,000      7.000%, 11/15/25 (Alternative Minimum Tax) (Pre-refunded to 11/15/01)             11/01 at 100  Baa1     1,101,640
   3,720,000      7.000%, 11/15/25 (Alternative Minimum Tax)                                        11/01 at 100  Baa1     4,010,086

               FLORIDA - 4.3%

   9,050,000   Florida Housing Finance Agency, GNMA Collateralized Home Ownership Mortgage
                  Revenue Bonds, 1988 Series G1 Bonds, 8.300%, 6/01/20 (Alternative Minimum Tax)    12/98 at 103   Aaa     9,425,032

  10,000,000   State of Florida, Full Faith and Credit, State Board of Education, Capital Outlay Bonds,
                  1996 Series A, 4.750%, 1/01/16                                                     1/06 at 101   Aaa     9,385,000

   4,000,000   Jacksonville Electric Authority (Jacksonville, Florida), St Johns River Power Park System
                  Revenue Refunding Bonds, Issue 2 Series 11, 5.250%, 10/01/20                      10/04 at 101   Aa1     3,947,320

   4,770,000   Orange County School Board Certificates of Participation, Series 1997A Master Lease
                  Program, 5.375%, 8/01/22                                                           8/07 at 101   Aaa     4,775,342

   Principal                                                                                       Optional Call              Market
      Amount   Description                                                                            Provisions*  Ratings**   Value
               FLORIDA - continued

$ 25,935,000   City of St. Petersburg Health Facilities Authority (Florida), Allegany Health System
                  Revenue Bonds (St. Mary's Hospital, Inc.), Series 1985 B, 7.750%, 12/01/15
                  (Pre-refunded to 12/01/99)                                                        12/99 at 102   Aaa   $28,361,479

               GEORGIA -  1.6%

   9,000,000   George L. Smith II Georgia World Congress Center Authority, Revenue Bonds
                  (Domed Stadium Project), Series 1990, 7.875%, 7/01/20 (Alternative Minimum Tax)    7/00 at 102   AA-     9,854,640

  10,000,000   Development Authority of Monroe County (Georgia), Pollution Control Revenue Bonds
                  (Georgia Power Company Plant Scherer Project) Second Series 1994,
                  6.750%, 10/01/24                                                                  10/99 at 102    A1    10,505,000

               ILLINOIS -  6.4%

  10,600,000   Illinois Development Finance Authority, Revenue and Refunding Bonds, Series 1990A
                  (Columbus-Cuneo-Cabrini Medical Center), 8.500%, 2/01/15
                  (Pre-refunded to 2/01/00)                                                          2/00 at 102  Baa2    11,775,434

               Illinois Development Finance Authority, Multi-Family Housing
               Revenue Bonds, Series 1992 (Town and Garden Apartments Project):
   6,115,000      7.800%, 3/01/06 (Alternative Minimum Tax)                                          3/02 at 102  BBB+     6,471,994
   5,960,000      7.200%, 9/01/08 (Alternative Minimum Tax)                                          3/02 at 102  BBB+     6,226,412

  10,000,000   Illinois Educational Facilities Authority, Adjustable Demand Revenue Bonds, The
                  University of Chicago, Series 1985, Conversion to a Fixed Interest Rate,
                  5.700%, 12/01/25                                                                  12/03 at 102   Aa1    10,174,200

               Illinois Health Facilities Authority, Revenue Bonds, Series 1989B (Northwestern
               Memorial Hospital):
   5,380,000      7.200%, 8/15/07 (Pre-refunded to 8/15/99)                                          8/99 at 102   Aaa     5,775,591
   4,620,000      7.200%, 8/15/07                                                                    8/99 at 102    Aa     4,922,795

  12,910,000   Illinois Health Facilities Authority, Revenue Bonds, Series 1994A (Northwestern
                  Memorial Hospital), 6.000%, 8/15/24                                                8/04 at 102    AA    13,426,787

               City of Chicago, General Obligation Library Bonds, Series 1997:
   3,000,000      5.750%, 1/01/17                                                                    1/08 at 102   Aaa     3,127,890
   6,000,000      5.250%, 1/01/27                                                                    1/08 at 102   Aaa     5,868,120

   5,000,000   City of Chicago, Illinois, Gas Supply Revenue Bonds, 1990 Series A (The Peoples Gas
                  Light And Coke Company Project), 8.100%, 5/01/20 (Alternative Minimum Tax)         5/00 at 102   AA-     5,504,350

   9,815,000   City of Chicago, Chicago-O'Hare International Airport, Special Facility Revenue Bonds
                  (United Air Lines, Inc. Project), Series 1984C, 8.200%, 5/01/18                    5/99 at 103  Baa2    10,577,429

               INDIANA - 1.7%

   5,250,000   Indiana Bond Bank, State Revolving Fund Program Bonds, Guarantee Revenue Bonds,
                  Series 1994A, 6.000%, 2/01/16                                                      2/04 at 102   AAA     5,456,955

   5,000,000   The Indianapolis Local Public Improvement Bond Bank, Series 1988 D, 8.500%, 2/01/18
                  (Pre-refunded to 2/01/98)                                                          2/98 at 102   N/R     5,156,250

   5,000,000   Fort Wayne South Side School Building Corporation, First Mortgage Bonds, Series 1994,
                  Allen County, Indiana, 6.125%, 1/15/12                                             1/04 at 102   Aaa     5,344,850

   5,730,000   Michigan City School Building Corporation, First Mortgage Bonds, Series 1994 A,
                  LaPorte and Porter Counties, Indiana, 6.125%, 12/15/09                            12/04 at 102   Aaa     6,255,728

   Principal                                                                                       Optional Call              Market
      Amount   Description                                                                            Provisions*  Ratings**   Value
               IOWA - 1.1%

$ 13,795,000   Iowa Finance Authority, Single Family Mortgage Revenue Bonds, 1988 Issue B
                  (GNMA Mortgage-Backed Securities Program), 8.250%, 5/01/20
                  (Alternative Minimum Tax)                                                         11/98 at 102   Aaa   $14,297,138

               KANSAS - 0.1%

   1,775,000   Sedgwick County, Kansas, Shawnee County, Kansas and Leavenworth County, Kansas,
                  GNMA Collateralized Mortgage Revenue Bonds, 1989 Series A, 7.875%, 12/01/21
                  (Alternative Minimum Tax)                                                          6/99 at 103   Aaa     1,870,761

               KENTUCKY - 0.9%

  10,000,000   County of Carroll, Kentucky, Collateralized Pollution Control Revenue Bonds
                  (Kentucky Utilities Company Project), 1992 Series A, 7.450%, 9/15/16               9/02 at 102   Aa2    11,335,900

               LOUISIANA - 5.3%

  35,700,000   Louisiana Stadium and Exposition District, Hotel Occupancy Tax Bond, Series 1996,
                  5.750%, 7/01/26                                                                    7/06 at 102   Aaa    36,934,506

   5,485,000   East Baton Rouge Mortgage Finance Authority, Single Family Mortgage Revenue Bonds
                  (GNMA Mortgage-Backed Securities Program), Series 1988F, 7.875%, 12/01/21
                  (Alternative Minimum Tax)                                                         12/00 at 103   Aaa     5,816,184

   5,040,000   East Baton Rouge Mortgage Finance Authority, Single Family Mortgage Revenue
                  Refunding Bonds (GNMA and FNMA Mortgage-Backed Securities Program),
                  Series 1997B-1, 5.750%, 10/01/26                                                  10/07 at 102   Aaa     5,135,558

   1,850,000   East Baton Rouge Mortgage Finance Authority, Single Family Mortgage Revenue
                  Refunding Bonds (GNMA and FNMA Mortgage-Backed Securities Program),
                  Series 1996C-1, 5.750%, 10/01/26                                                  10/07 at 102   Aaa     1,885,076

   6,465,000   Parish of Jefferson Home Mortgage Authority (Louisiana), GNMA Collateralized
                  Single Family Mortgage Revenue Bonds, Series 1989A, 7.875, 12/01/21
                  (Alternative Minimum Tax)                                                         12/00 at 103   Aaa     6,847,922

   5,630,000   New Orleans Housing Development Corporation, Multifamily Housing Revenue
                  Refunding Bonds, Series 1990A (Curran Place Apartments/Fannie Mae Collateralized),
                  7.700%, 8/01/23                                                                    6/03 at 100   AAA     6,061,427

   6,500,000   City of Shreveport, State of Louisiana, Water and Sewer Revenue Bonds, 1986 Series A,
                  5.950%, 12/01/14                                                                  12/03 at 103   Aaa     6,888,180

               MAINE - 0.9%

  11,000,000   Main State Housing Authority, Mortgage Purchase Bonds, 1994 Series A,                 2/04 at 102    AA    11,092,510
                  5.700%, 11/15/26
               MARYLAND - 1.2%

   7,475,000   Housing Opportunities Commission of Montgomery County (Montgomery County,
                  Maryland), Multifamily Housing Revenue Bonds, 1994 Series A, 6.250%, 7/01/28       7/04 at 102    Aa     7,804,349

   7,090,000   City of Takoma Park, Maryland, Hospital Facilities Refunding and Improvement Revenue
                  Bonds (Washington Adventist Hospital), Series 1995, 6.500%, 9/01/12               No Opt. Call   Aaa     8,165,695

   Principal                                                                                       Optional Call              Market
      Amount   Description                                                                            Provisions*  Ratings**   Value
               MASSACHUSETTS - 5.9%

$  7,150,000   Massachusetts Bay Transportation Authority, General Transportation System Bonds,
                  1988 Series A, 7.750%, 3/01/12 (Pre-refunded to 3/01/98)                           3/98 at 102   Aaa    $7,385,235

  14,375,000   Massachusetts Bay Transportation Authority, General Transportation System Bonds,
                  1990 Series B, 7.875%, 3/01/21 (Pre-refunded to 3/01/01)                           3/01 at 102   Aaa    16,277,819

   4,000,000   Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Baystate
                  Medical Center Issue, Series C, 7.500%, 7/01/20 (Pre-refunded to 7/01/99)          7/99 at 102    A+     4,298,480

  10,100,000   Massachusetts Health and Educational Facilities Authority, Revenue Bonds, New
                  England Medical Center Hospitals Issue, Series F, 6.625%, 7/01/25                  7/02 at 102   Aaa    11,067,984

   4,475,000   Massachusetts Housing Finance Agency, Multi-Family Residential Development Bonds,
                  1989 Series A (Fannie Mae Collateralized), 7.650%, 2/01/28
                  (Alternative Minimum Tax)                                                          8/99 at 102   Aaa     4,672,974

  12,940,000   Massachusetts Housing Finance Agency, Single Family Housing Revenue Bonds,
                  Series 7, 8.400%, 12/01/16 (Alternative Minimum Tax)                               6/98 at 102    Aa    13,283,428

     490,000   Massachusetts Municipal Wholesale Electric Company, Power Supply System
                  Revenue Bonds, 1987 Series A, 8.750%, 7/01/18                                     No Opt. Call  BBB+       559,308

   8,000,000   Massachusetts Water Resources Authority, General Revenue Bonds, 1990 Series A,
                  7.500%, 4//01/16 (Pre-refunded to 4/01/00)                                         4/00 at 102   Aaa     8,777,120

  10,065,000   City of Boston, Massachusetts, Revenue Bonds, Boston City Hospital (FHA Insured
                  Mortgage), Series A, 7.625%, 2/15/21 (Pre-refunded to 8/15/00)                     8/00 at 102   Aaa    11,168,426

               MICHIGAN - 1.9%

  10,000,000   Michigan Public Power Agency, Belle River Project Refunding Revenue Bonds,
                  1993 Series A, 5.250%, 1/01/18                                                     1/03 at 102   Aaa     9,913,300

  10,000,000   City of Detroit, Michigan, Water Supply System Revenue Bonds, (Senior Lien) Series
                  1997-A, 5.000%, 7/01/21                                                            7/07 at 101   Aaa     9,597,400

   4,365,000   Grand Rapids Housing Corporation, Multifamily Revenue Refunding Bonds, Series 1992
                  (FHA Insured Mortgage Loan-Section 8 Assisted Elderly Project), 7.375%, 7/15/41    1/04 at 104   AAA     4,873,173

               MINNESOTA - 4.1%

  13,195,000   The Dakota County Housing and Redevelopment Authority, Single Family Mortgage         4/04 at 102   AAA    14,068,641
                  Revenue Bonds (Fannie Mae Mortgage-Backed Securities Program), Series 1994A,
                  6.900%, 10/01/27 (Alternative Minimum Tax)

  21,555,000   The Housing and Redevelopment Authority of the City of Saint Paul, Minnesota, Sales  11/15 at 103   Aaa    25,836,254
                  Tax Revenue Refunding Bonds (Civic Center Project), Series 1996, 7.100%, 11/01/23

               Housing and Redevelopment Authority of the City of Saint Paul,
               Minnesota, Single Family Mortgage Revenue Refunding Bonds (Middle
               Income Program, Phase II - FNMA Mortgage-Backed Securities
               Program), Series 1995:
   2,685,000      6.400%, 3/01/21                                                                    3/05 at 102   Aaa     2,829,265
  10,000,000      6.800%, 3/01/28                                                              3/05 at 102 19/32   Aaa    10,760,400

               MISSOURI - 0.7%

   8,345,000   Missouri Housing Development Commission, Single Family Mortgage Revenue Bonds
                  (GNMA Mortgage-Backed Securities Program), 1988 Series A, 8.300%, 5/01/19
                  (Alternative Minimum Tax)                                                          5/98 at 102   AAA     8,592,680

   Principal                                                                                       Optional Call              Market
      Amount   Description                                                                            Provisions*  Ratings**   Value
               NEBRASKA - 0.9%

$ 11,680,000   Nebraska Investment Finance Authority, Single Family Mortgage Revenue Bonds,
                  1988 Series 1, 8.125%, 8/15/38 (Alternative Minimum Tax)                           8/98 at 102   Aaa   $12,092,888

               NEVADA - 2.2%

  10,505,000   State of Nevada, General Obligation (Limited Tax) Bonds (Nevada Municipal Bond Bank
                  Project No. 52), Series July 1, 1996A, 6.000%, 5/15/21                             5/06 at 101    AA    11,017,644

               City of Las Vegas Downtown Redevelopment Agency, Tax Increment Revenue Bonds
               (City of Las Vegas Downtown Redevelopment Project) Series 1986A (Las Vegas, Nevada)
               (1989 Remarketing):
   1,440,000      7.900%, 6/01/06 (Pre-refunded to 6/01/98)                                          6/98 at 102    A-     1,501,790
   2,440,000      7.900%, 6/01/06                                                                    6/98 at 102    A-     2,538,405
   8,285,000      7.900%, 6/01/09 (Pre-refunded to 6/01/98)                                          6/98 at 102    A-     8,640,509

   5,100,000   Washoe County, Nevada, Hospital Revenue Bonds (Washoe Medical Center, Inc. Project),
                  Series 1989A, 7.600%, 6/01/19 (Pre-refunded to 6/01/99)                            6/99 at 102   N/R     5,469,189

               NEW HAMPSHIRE - 0.3%

   3,070,000   The Industrial Development Authority of the State of New Hampshire, Pollution Control
                  Revenue Bonds (The United Illuminating Company Project-1989 Series A),
                  8.000%, 12/01/14 (Alternative Minimum Tax)                                        12/99 at 103  BBB-     3,289,382

               NEW YORK - 9.7%

   4,350,000   Dormitory Authority of the State of New York, State University Educational Facilities,
                  Revenue Bonds, Series 1990A, 7.700%, 5/15/12 (Pre-refunded to 5/15/00)             5/00 at 102   Aaa     4,812,927
   4,000,000   Dormitory Authority of the State of New York, State University Educational Facilities,
                  Revenue Bonds, Series 1990B, 6.000%, 5/15/17                                       5/00 at 100    A-     4,073,200

   5,000,000   New York Local Government Assistance Corporation (A Public Benefit Corporation of the
                  State of New York), Series 1993C Refunding Bonds, 5.000%, 4/01/21                  4/03 at 102   Aaa     4,748,500

   4,000,000   New York State Medical Care Facilities Finance Agency, St. Luke's-Roosevelt Hospital
                  Center FHA-Insured Mortgage Revenue Bonds, 1989 Series A, 7.375%, 2/15/19          2/00 at 102    AA     4,263,320

  14,750,000   New York State Medical Care Facilities Finance Agency, Mental Health Services
                  Facilities Improvement Revenue Bonds, 1993 Series F Refunding, 5.375%, 2/15/14     2/04 at 102   Aaa    14,763,423

  15,000,000   New York State Urban Development Corporation, Correctional Facilities Revenue Bonds,
                  Series G, 7.250%, 1/01/14 (Pre-refunded to 1/01/00)                                1/00 at 102   Aaa    16,281,300

   9,295,000   Municipal Assistance Corporation for the City of New York, New York, Series 67 Bonds,
                  7.625%, 7/01/08 (Pre-refunded to 7/01/99)                                          7/99 at 102    AA    10,016,571

       5,000   The City of New York, General Obligation Bonds, Fiscal 1987 Series D,
                  8.500%, 8/01/08                                                                    2/98 at 102  Baa1         5,149

               The City of New York, General Obligation Bonds, 1992 Series C:
   7,560,000      6.625%, 8/01/14 (Pre-refunded to 8/01/02)                                      8/02 at 101 1/2   Aaa     8,436,204
     440,000      6.625%, 8/01/14                                                                8/02 at 101 1/2   Aaa       485,487

  12,500,000   The City of New York, General Obligation Bonds, Fiscal 1997 Series A, Fixed Rate
                  Tax-Exempt Bonds, 7.000%, 8/01/05                                                 No Opt. Call  Baa1    14,191,750

   Principal                                                                                       Optional Call              Market
      Amount   Description                                                                            Provisions*  Ratings**   Value
               NEWYORK- continued

$ 16,295,000   The City of New York, General Obligation Bonds, Fiscal 1996 Series F,
                  5.750%, 2/01/15                                                                2/06 at 101 1/2  Baa1   $16,596,620

   6,500,000   New York City Municipal Water Finance Authority (New York), Water and Sewer
                  System Revenue Bonds, Fiscal 1990 Series A, 7.250%, 6/15/11
                  (Pre-refunded to 6/15/99)                                                      6/99 at 101 1/2    A-     6,927,635

  20,650,000   New York City Municipal Water Finance Authority, Water and Sewer System Revenue
                  Bonds, Fiscal 1996 Series B, 5.750%, 6/15/26                                       6/06 at 101   Aaa    21,310,594

               NORTH CAROLINA - 2.1%

  17,960,000   North Carolina Eastern Municipal Power Agency, Power System Revenue Bonds,
                  Refunding Series 1988 A, 8.000%, 1/01/21 (Pre-refunded to 1/01/98)                 1/98 at 102   Aaa    18,441,866

   9,250,000   North Carolina Municipal Power Agency Number 1, Catawba Electric Revenue
                  Refunding Bonds, Series 1988, 7.000%, 1/01/16                                      1/98 at 102    A-     9,482,083

               OHIO - 0.8%

   7,050,000   Ohio Housing Finance Agency, Single Family Mortgage Revenue Bonds
                  (GNMA Mortgage-Backed Securities Program), 1989 Series A,
                  7.650%, 3/01/29 (Alternative Minimum Tax)                                          9/99 at 102   AAA     7,402,641

   1,050,000   Toledo-Lucas County Port Authority, Development Revenue Bonds (Northwest Ohio
                  Bond Fund), Series 1989A, 8.250%, 11/15/04 (Alternative Minimum Tax)              11/99 at 102   N/R     1,095,602

     460,000   Toledo-Lucas County Port Authority, Development Revenue Bonds (Northwest Ohio
                  Bond Fund), Series 1989C, 8.250%, 11/15/99 (Alternative Minimum Tax)              No Opt. Call   N/R       479,532

     805,000   Toledo-Lucas County Port Authority, Development Revenue Bonds (Northwest Ohio
                  Bond Fund), Series 1989E, 8.375%, 5/15/05 (Alternative Minimum Tax)                5/00 at 102   N/R       847,907
                  (Pre-refunded to 5/15/00)

   1,180,000   Toledo-Lucas County Port Authority, Development Revenue Bonds (Northwest Ohio
                  Bond Fund), Series 1989F, 8.375%, 11/15/04 (Alternative Minimum Tax)              11/99 at 102   N/R     1,232,640

               OKLAHOMA - 1.2%

   9,850,000   Oklahoma Industries Authority, Health Facilities Revenue Bonds (Sisters of Mercy
                  Health System, St. Louis, Inc.), Series 1989 A, 7.500%, 6/01/18
                  (Pre-refunded to 6/01/99)                                                          6/99 at 102   Aaa    10,563,928

   4,475,000   The Comanche County Hospital Authority (Lawton, Oklahoma), Hospital Revenue Bonds,
                  Series 1989, 8.050%, 7/01/16 (Pre-refunded to 7/01/99)                             7/99 at 102   AAA     4,848,797

               PENNSYLVANIA - 0.5%

   5,390,000   Pennsylvania Higher Educational Facilities Authority (Commonwealth of Pennsylvania),
                  Revenue Bonds (Thomas Jefferson University-Jefferson Park Hospital), 1990 Series,
                  7.750%, 11/01/15 (Pre-refunded to 11/01/00)                                       11/00 at 102    A+     6,031,464

               RHODE ISLAND - 0.8%

  10,000,000   Rhode Island Housing and Mortgage Finance Corporation, Series 3-B Bonds,
                  8.050%, 4/01/22 (Alternative Minimum Tax)                                         10/00 at 102   AA+    10,527,300

   Principal                                                                                       Optional Call              Market
      Amount   Description                                                                            Provisions*  Ratings**   Value
               SOUTH CAROLINA - 1.2%

$ 15,735,000   South Carolina State Housing Finance and Development Authority, Home Ownership
                  Mortgage Purchase Bonds, 1988 Series A, 8.600%, 7/01/19 (Alternative Minimum Tax)  7/98 at 102    Aa   $16,208,781

               SOUTH DAKOTA - 0.4%

               South Dakota Health and Educational Facilities Authority, Revenue
               Bonds, Series 1989 (Sioux Valley Hospital Issue):
   4,630,000      7.625%, 11/01/13 (Pre-refunded to 11/01/98)                                       11/98 at 102    Aa     4,887,613
     370,000      7.625%, 11/01/13                                                                  11/98 at 102   AA-       415,014

               TENNESSEE - 0.7%

   1,980,000   Tennessee Housing Development Agency, Homeownership Program Bonds, Issue G,
                  7.650%, 7/01/06                                                                    7/03 at 100    AA     2,109,353

   7,225,000   The Health, Educational and Housing Facility Board of the City of Memphis, Tennessee,
                  Multifamily Mortgage Revenue Refunding Bonds (Riverdale Plaza Apartments Project),
                  Series 1993, 6.350%, 7/20/28                                                       1/03 at 103   AAA     7,562,769

               TEXAS - 10.3%

   9,570,000   State of Texas, Veterans' Bonds, Series 1985, General Obligation Bonds,
                  8.300%, 12/01/16 (Pre-refunded to 12/01/99)                                       12/99 at 100   AAA    10,391,393

  11,800,000   City of Austin, Texas, Combined Utility Systems Revenue Refunding Bonds, Series 1992,
                  5.750%, 11/15/16                                                                  11/02 at 100   Aaa    12,063,140

     480,000   Bexar County Housing Finance Corporation, Texas, Single Family Mortgage Revenue Bonds,
                  Series 1984, 10.875%, 3/01/10                                                      3/98 at 100    A+       483,955

  25,000,000   Brazos River Authority (Texas), Collateralized Revenue Refunding Bonds (Houston Lighting
                  and Power Company Project), Series 1989A, 7.625%, 5/01/19                          7/99 at 102    A2    26,721,750

  20,000,000   Dallas-Fort Worth International Airport Facility Improvement Corporation, American
                  Airlines, Inc. Revenue Bonds, Series 1990, 7.500%, 11/01/25
                  (Alternative Minimum Tax)                                                         11/00 at 102  Baa2    21,768,800

   5,955,000   Fort Worth Housing Finance Corporation, Home Mortgage Revenue Refunding Bonds,
                  Series 1991A, 8.500%, 10/01/11                                                    10/01 at 103    Aa     6,488,508

   4,250,000   Harris County Health Facilities Development Corporation, Hospital Revenue Bonds
                  (Texas Children's Hospital Project), Series 1989A, 7.000%, 10/01/19
                  (Pre-refunded to 10/01/99)                                                        10/99 at 102   Aaa     4,561,185

     685,000   Hidalgo County Housing Finance Corporation, Single Family Mortgage Revenue Bonds
                  (GNMA and FNMA Collateralized), Series 1994A, 6.750%, 10/01/15
                  (Alternative Minimum Tax)                                                          4/04 at 102   Aaa       720,826

  25,200,000   Matagorda County Navigation District Number One (Texas), Collateralized Revenue
                  Refunding Bonds (Houston Lighting and Power Company Project), Series 1989C,
                  7.125%, 7/01/19                                                                    7/99 at 102   Aaa    26,838,504

  13,740,000   McAllen Health Facilities Development Corporation (Texas), Health Facilities Revenue
                  Bonds (Sisters of Mercy Health System, St. Louis, Inc.) Series 1989A, 7.250%, 6/01/15
                  (Pre-refunded to 6/01/99)                                                          6/99 at 102   Aaa    14,683,663

   9,000,000   City of San Antonio, Texas, Electric and Gas Systems Revenue Improvement Bonds,
                  New Series 1988, 8.000%, 2/01/16 (Pre-refunded to 2/01/98)                         2/98 at 102   Aaa     9,272,430

   Principal                                                                                       Optional Call              Market
      Amount   Description                                                                            Provisions*  Ratings**   Value
               UTAH - 1.1%

$ 15,000,000   Utah County, Utah, Hospital Revenue Bonds, Series 1997 (IHC Health Services, Inc.),
                  5.250%, 8/15/21                                                                    8/07 at 101   Aaa   $14,660,100

               VERMONT - 0.9%

  11,000,000   Vermont Housing Finance Agency, Single Family Housing Bonds, Series 5,
                  7.000%, 11/01/27 (Alternative Minimum Tax)                                        11/04 at 102    A1    11,780,120

               VIRGINIA - 0.9%

  10,865,000   Fairfax County Water Authority (Virginia), Water Revenue Bonds, Series 1989,
                  7.250%, 1/01/27 (Pre-refunded to 1/01/00)                                          1/00 at 102   Aaa    11,785,917

               WASHINGTON - 6.4%

  16,000,000   Washington Public Power Supply System, Nuclear Project No. 1 Refunding Revenue Bonds,
                  Series 1993A, 5.700%, 7/01/17                                                      7/03 at 102   Aaa    16,263,680

               Washington Public Power Supply System, Nuclear Project No. 1, Refunding Revenue Bonds,
               Series 1989A:
  40,290,000      7.500%, 7/01/15 (Pre-refunded to 7/01/99)                                          7/99 at 102   Aaa    43,296,440
   7,500,000      6.000%, 7/01/17 (Pre-refunded to 7/01/99)                                          7/99 at 100   Aa1     7,739,625

   4,095,000   Washington Public Power Supply System, Nuclear Project No. 2 Revenue Bonds,
                  Series 1981A, 14.375%, 7/01/01                                                    No Opt. Call   Aa1     4,999,094

   4,365,000   Washington Public Power Supply System, Nuclear Project No. 2 Refunding Revenue Bonds,
                  Series 1994A, 5.000%, 7/01/09                                                      7/04 at 102   Aaa     4,367,750

   4,000,000   Washington Public Power Supply System, Nuclear Project No. 3, Refunding Revenue Bonds,
                  Series 1993B, 5.700%, 7/01/18                                                      7/03 at 102   Aa1     4,076,680

   2,815,000   Grant County Public Utility District 2, Wanapum Hydro Electric Revenue Bonds,
                  Series 1997A, Master Lease Program, 5.625%, 1/01/26                                1/06 at 102   Aaa     2,861,616

               WISCONSIN - 1.0%

  13,400,000   Wisconsin Health and Educational Facilities Authority Revenue Bonds, Series 1993
                  (Aurora Health Care Obligated Group), 5.250%, 8/15/23                              8/03 at 102   Aaa    12,904,333
$1,202,700,000 Total Investments - (cost $1,196,991,916) - 97.8%                                                       1,275,492,574
==============

   Principal                                                                                       Optional Call              Market
      Amount   Description                                                                            Provisions*  Ratings**   Value
               Temporary Investments in Short-Term Municipal Securities - 0.3%

$  2,100,000   Gulf Coast Waste Disposal Authority Pollution Control Revenue Refunding Bonds
                  (EXXONProject), 1995 Series, Variable Rate Demand Bonds, 4.200%, 6/01/20+                     VMIG-1    $2,100,000

     300,000   Hapeville Development Authority (Hapeville Hotel Project), Variable Rate Demand Bonds,
                  4.000%, 11/01/15+                                                                                P-1       300,000

     500,000   Maricopa County, Arizona Pollution Control Corporation, Pollution Control Revenue
                  Refunding Bonds (Arizona Public Service Company Palo Verde Project), 1994 Series C,
                  Variable Rate Demand Bonds, 4.200%, 5/01/29+                                                    A-1+       500,000

     500,000   Maricopa County, Arizona Pollution Control Corporation, Pollution Control Revenue
                  Refunding Bonds (Arizona Public Service Company Palo Verde Project), 1994 Series B,
                  Variable Rate Demand Bonds, 4.200%, 5/01/29+                                                    A-1+       500,000

     500,000   New York City Industrial Development Agency Revenue Bonds Series 1989,
                  Audubon Society, Variable Rate Demand Bonds, 4.000%, 12/01/14+                                  A-1+       500,000
$  3,900,000   Total Temporary Investments - 0.3%                                                                          3,900,000
============
               Other Assets Less Liabilities - 1.9%                                                                       24,804,250
               Net Assets - 100%                                                                                      $1,304,196,824
               =====================================================================================================================

* Optional Call Provisions (not covered by the report of independent auditors):
Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

**Ratings (not covered by the report of independent auditors): Using the higher of Standard & Poor's or Moody's rating.

N/R - Investment is not rated.

+ The security has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based on market conditions or a specified market index.

See accompanying notes to financial statements.

Portfolio of Investments
Nuveen Municipal Advantage
Fund, Inc. (NMA)
   Principal                                                                                       Optional Call              Market
      Amount   Description                                                                            Provisions*  Ratings**   Value
               ALASKA - 0.4%
$  3,700,000   Alaska Housing Finance Corporation, General Housing Purpose Bonds, 1992 Series A,
                  6.600%, 12/01/23 (Pre-refunded to 12/01/02)                                       12/02 at 102    Aa    $4,123,613

               CALIFORNIA - 11.4%

   4,000,000   California Health Facilities Financing Authority, Insured Health Facility Revenue Bonds
                  (Catholic Healthcare West), 1989 Series A, 7.000%, 7/01/20
                  (Pre-refunded to 7/01/99)                                                          7/99 at 102   Aaa     4,272,600

   4,500,000   California Health Facilities Financing Authority, Insured Health Facilities Revenue
                  Bonds (ValleyCare Hospital Corporation) 1989 Series A, 7.000%, 5/01/20
                  (Pre-refunded to 5/01/00)                                                          5/00 at 102    A+     4,900,230

  24,260,000   State Public Works Board of the State of California, Lease Revenue Refunding Bonds
                  (The Regents of the University of California), 1993 Series A(Various University of
                  California Project), 5.500%, 6/01/21                                               6/03 at 102    A1    24,227,006

   7,535,000   County of Contra Costa, California, 1989 Home Mortgage Revenue Bonds (GNMA
                  Mortgage-Backed Securities Program), 7.750%, 5/01/22 (Alternative Minimum Tax)    No Opt. Call   Aaa     9,461,549

  12,455,000   Department of Water and Power of The City of Los Angeles, California, Electric Plant
                  Refunding Revenue Bonds, Second Issue of 1993, 4.750%, 11/15/19                   11/03 at 102   Aa3    11,388,852

  10,000,000   Department of Water and Power of The City of Los Angeles, Water Works Refunding
                  Revenue Bonds, Issue of 1992, 6.400%, 5/15/28                                      5/01 at 102    Aa    10,727,900

   4,385,000   Northern California Power Agency, Hydroelectric Project Number One Revenue Bonds,
                  Refunding Series E, 7.150%, 7/01/24                                                7/98 at 102    A-     4,555,577

  14,490,000   Palm Desert Financing Authority, Tax Allocation Revenue Bonds (Project Area No. 2),
                  1992 Series A, 6.125%, 8/01/22                                                     8/02 at 102   Aaa    15,327,812

   5,000,000   Community Redevelopment Agency of the City of Palmdale, California, Residential
                  Mortgage Revenue Refunding Bonds, Series 1991-B, 7.375%, 2/01/12                  No Opt. Call   AAA     6,156,000

   5,000,000   Community Redevelopment Agency of the City of Palmdale, Restructured Single
                  Family Mortgage Revenue Bonds, Series 1986A (Escrowed to Maturity),
                  8.000%, 3/01/16 (Alternative Minimum Tax)                                         No Opt. Call   Aaa     6,630,550

   9,315,000   City of Perris, California, Single Family Mortgage Revenue Bonds (GNMA Mortgage-
                  Backed Securities), 1989 Series A, 7.600%, 1/01/23 (Alternative Minimum Tax)      No Opt. Call   Aaa    12,379,169

               COLORADO - 1.1%

               City and County of Denver, Colorado, Airport System Revenue Bonds, Series 1990A:
     815,000      8.500%, 11/15/23 (Alternative Minimum Tax) (Pre-refunded to 11/15/00)             11/00 at 102   Baa1      929,858
   8,575,000      8.500%, 11/15/23 (Alternative Minimum Tax)                                        11/00 at 102   Baa1    9,654,678

               DISTRICT OF COLUMBIA - 1.4%

   6,585,000   District of Columbia Housing Finance Agency, Collateralized Single Family Mortgage
                  Revenue Bonds, Series 1988F-1, 6.375%, 6/01/26 (Alternative Minimum Tax)           6/04 at 103   AAA     6,891,071

   6,585,000   District of Columbia Housing Finance Agency, Single Family Revenue Bonds, Series 1997-B,
                  5.900%, 12/01/28 (Alternative Minimum Tax)                                         6/07 at 102   AAA     6,656,184

   Principal                                                                                       Optional Call              Market
      Amount   Description                                                                            Provisions*  Ratings**   Value
               FLORIDA - 2.3%

$  5,000,000   Dade County (Florida), Educational Facilities Authority, Revenue Bonds, Series 1990
                  (St. Thomas University Issue), 7.650%, 1/01/14 (Pre-refunded to 1/01/00)           1/00 at 102   N/R    $5,462,700

   5,585,000   Dade County Health Facilities Authority, Hospital Revenue Bonds (South Shore Hospital
                  and Medical Center-FHA Insured Mortgage), Series 1989A, 7.600%, 8/01/24            2/00 at 102    A+     6,002,144

  10,990,000   City of Tampa, Florida, Allegany Health System Revenue Bonds, St. Mary's Hospital, Inc.
                  Issue, Series 1993, 5.125%, 12/01/23                                              12/03 at 102   Aaa    10,613,922

               GEORGIA - 1.2%

  11,310,000   Municipal Electric Authority of Georgia, Power Revenue Bonds, Series O,
                  8.125%, 1/01/17                                                                    1/98 at 102     A    11,610,167

               HAWAII - 0.4%

   3,750,000   Housing Finance and Development Corporation (State of Hawaii), Single Family Mortgage
                  Purchase Revenue Bonds, 1997 Series A, 5.750%, 7/01/30 (Alternative Minimum Tax)   7/07 at 102   Aa1     3,771,825

               ILLINOIS - 8.6%

  10,750,000   Illinois Development Finance Authority, Revenue and Refunding Bonds, Series 1990A
                  (Columbus-Cuneo-Cabrini Medical Center), 8.500%, 2/01/15
                  (Pre-refunded to 2/01/00)                                                          2/00 at 102  Baa2    11,942,068

  11,625,000   Illinois Educational Facilities Authority, Adjustable Demand Revenue Bonds, The
                  University of Chicago, Series 1985, Conversion To A Fixed Interest Rate,
                  5.700%, 12/01/25                                                                  12/03 at 102   Aa1    11,827,508

  10,000,000   Illinois Health Facilities Authority, Revenue Refunding Bonds, Series 1996A (Rush-
                  Presbyterian-St. Luke's Medical Center Obligated Group), 6.250%, 11/15/20         11/06 at 102   Aaa    10,794,700

  11,000,000   Illinois Health Facilities Authority, Revenue Bonds, Series 1989B (ServantCor),
                  7.875%, 8/15/19 (Pre-refunded to 8/15/99)                                          8/99 at 102   N/R    11,917,730

   7,905,000   Illinois Health Facilities Authority, Revenue Refunding Bonds, Series 1989B (Riverside
                  Medical Center), 6.750%, 11/01/15 (Pre-refunded to 11/01/99)                      11/99 at 100     A     8,311,870

   5,000,000   Illinois Health Facilities Authority, Revenue Refunding Bonds, Series 1989A (ServantCor),
                  7.875%, 8/15/19 (Pre-refunded to 8/15/99)                                          8/99 at 102   N/R     5,417,150

   1,515,000   Illinois Housing Development Authority, Residential Mortgage Revenue Bonds, 1988
                  Series C, 8.100%, 2/01/22 (Alternative Minimum Tax)                                8/98 at 102   Aa2     1,561,132

  11,800,000   Metropolitan Pier and Exposition Authority (Illinois), McCormick Place Expansion Project
                  Bonds, Series 1922A, 6.500%, 6/15/27 (Pre-refunded to 6/15/03)                     6/03 at 102   Aaa    13,247,270

   2,500,000   Regional Transportation Authority, Cook, DuPage, Kane, Lake, McHenry and Will
                  Counties, Illinois, General Obligation Bonds, Series 1990A, 7.200%, 11/01/20      No Opt. Call   Aaa     3,134,125

   4,450,000   Regional Transportation Authority, Cook, DuPage, Kane, Lake, McHenry and Will
                  Counties, Illinois, General Obligation Bonds, Series 1992A, 6.125%, 6/01/22
                  (Pre-refunded to 6/01/02)                                                          6/02 at 100   Aaa     4,794,920

               INDIANA - 2.1%

   9,000,000   Indiana Health Facility Financing Authority, Hospital Revenue Refunding and Improvement
                  Bonds, Series 1995 (Community Hospitals Projects), 5.700%, 5/15/22                 5/06 at 102   Aaa     9,156,690

   Principal                                                                                       Optional Call              Market
      Amount   Description                                                                            Provisions*  Ratings**   Value
               INDIANA - continued

$  7,425,000   Fort Wayne International Airport Building Corporation, Airport Improvement Bonds,
                  Series 1994 Fort Wayne, Indiana, 5.900%, 1/01/14 (Alternative Minimum Tax)         1/04 at 101    Aa    $7,644,780

   3,215,000   Mooresville Consolidated School Building Corporation, First Mortgage Bonds, Series 1994B
                  (Morgan County, Indiana), 6.400%, 7/15/15                                          1/04 at 102     A     3,494,223

               IOWA - 0.9%

   4,980,000   Iowa Finance Authority, Single Family Mortgage Bonds, 1995 Series C, 6.450%, 1/01/24  1/05 at 102   Aaa     5,243,293

   3,500,000   City of Marshalltown, Iowa, Pollution Control Revenue Refunding Bonds (Iowa Electric
                  Light and Power Company Project), Series 1993, 5.500%, 11/01/23                   11/03 at 102   Aaa     3,522,505

               LOUISIANA - 1.5%

  10,000,000   Louisiana Public Facilities Authority, Extended Care Facilities Revenue Bonds (Comm-Care
                  Corporation Project), Series 1994, 11.000%, 2/01/14                               No Opt. Call   BBB    14,027,000

               MASSACHUSETTS - 7.3%

               Massachusetts Bay Transportation Authority, General Transportation System Bonds,
               1990 Series A:
   5,000,000      7.000%, 3/01/10 (Pre-refunded to 3/01/00)                                          3/00 at 100   Aaa     5,326,600
   3,500,000      7.625%, 3/01/15 (Pre-refunded to 3/01/00)                                          3/00 at 102   Aaa     3,840,620

   7,570,000   Massachusetts Health and Educational, Facilities Authority, Revenue Bonds, Emerson
                  Hospital Issue, Series C, 8.000%, 7/01/18 (Pre-refunded to 7/01/00)                7/00 at 102   AAA     8,442,821

  13,915,000   Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Capital
                  Asset Program Issue, Series F, 7.300%, 10/01/18 (Pre-refunded to 4/01/00)          4/00 at 102   Aaa    15,186,274

   2,480,000   Massachusetts Housing Finance Agency, Residential Housing Revenue Bonds, 1988
                  Series B,  8.100%, 8/01/23 (Alternative Minimum Tax)                               8/99 at 102  BBB+     2,592,865

  10,300,000   Massachusetts Industrial Finance Agency, Resource Recovery Revenue Bonds (SEMASS
                  Project), Series 1991A, 9.000%, 7/01/15                                            7/01 at 103   N/R    11,624,889

               Massachusetts Water Resources Authority, General Revenue Bonds, 1990 Series A:
   8,770,000      7.625%, 4/01/14 (Pre-refunded to 4/01/00)                                          4/00 at 102   Aaa     9,646,912
  11,535,000      7.500%, 4/01/16 (Pre-refunded to 4/01/00)                                          4/00 at 102   Aaa    12,655,510

   1,000,000   City of Boston, Massachusetts, General Obligation Bonds, 1990 Series A,
                  7.375%, 2/01/10 (Pre-refunded to 2/01/00)                                          2/00 at 102    A1     1,088,210

               MICHIGAN - 0.9%

               The Economic Development Corporation of the City of Lapeer,
               Limited Obligation Revenue Bonds (Lapeer Health Services
               Corporation Project), Series 1990:
   2,915,000      8.250%, 2/01/04 (Pre-refunded to 2/01/00)                                          2/00 at 102   BBB     3,223,203
   3,000,000      8.500%, 2/01/12 (Pre-refunded to 2/01/00)                                          2/00 at 102   BBB     3,332,670
   2,000,000      8.625%, 2/01/20 (Pre-refunded to 2/01/00)                                          2/00 at 102   BBB     2,226,900

   Principal                                                                                       Optional Call              Market
      Amount   Description                                                                            Provisions*  Ratings**   Value
               MINNESOTA - 2.3%

$  7,885,000   Minnesota Housing Finance Agency, Single Family Mortgage Bonds, 1990 Series A,
                  7.950%, 7/01/22 (Alternative Minimum Tax)                                          7/00 at 102   AA+    $8,350,530

               Minneapolis/Saint Paul Housing Finance Board, Single Family
               Mortgage Revenue Bonds (Minneapolis/Saint Paul Family Housing
               Program, Phase VIII), Series 1990A:
     790,000      7.750%, 8/01/10 (Alternative Minimum Tax)                                          2/00 at 102   AAA       828,615
   4,305,000      8.000%, 2/01/23 (Alternative Minimum Tax)                                          2/00 at 102   AAA     4,519,432

   3,400,000   Minneapolis Community Development Agency, Limited Tax Supported Development
                  Revenue Bonds, Common Bond Fund Series 1988-1, 8.750%, 12/01/17
                  (Alternative Minimum Tax)                                                         12/98 at 102    A-     3,603,864

   2,130,000   Minneapolis Community Development Agency, Limited Tax Supported Development
                  Revenue Bonds, Common Bond Fund Series 1988-3, 8.500%, 12/01/08
                  (Alternative Minimum Tax)                                                         12/98 at 102  BBB+     2,250,452

   2,480,000   Minneapolis Community Development Agency, Limited Tax Supported Development
                  Revenue Bonds, Common Bond Fund Series 1989-1, 8.250%, 6/01/19
                  (Alternative Minimum Tax)                                                        12/99 at 102     A-     2,653,228

               MISSISSIPPI - 1.5%

   5,355,000   Coahoma-Clarksdale Housing Development Corporation, 1990 Multifamily Mortgage
                  Revenue Refunding Bonds (Gooden Estates and McLaurin Arms Projects),
                  Series A and B, 8.000%, 8/01/24                                                    8/03 at 100   AAA     5,819,868

   2,690,000   Greenwood-Leflore Housing Development Corporation, 1990 Multifamily Mortgage
                  Revenue Refunding Bonds (Jones Apartment Projects), Series C, 7.950%, 8/01/22      6/02 at 100   AA-     2,814,144

   1,615,000   Greenwood-Leflore Housing Development Corporation, 1990 Multifamily Mortgage
                  Revenue Refunding Bonds (Ivory Apartment Project), Series D, 7.950%, 2/01/22       2/01 at 100   AA-     1,682,362

   1,695,000   Greenwood-Leflore Housing Development Corporation, 1990 Multifamily Mortgage
                  Revenue Refunding Bonds (McNeace Apartment Projects), Series A, 7.950%, 8/01/22    3/02 at 100   AA-     1,769,444

   2,650,000   Greenwood-Leflore Housing Development Corporation, 1990 Multifamily Mortgage
                  Revenue Refunding Bonds (Bishop Apartment Project), Series B, 7.950%, 8/01/22      8/01 at 100   AA-     2,775,663

               MISSOURI - 0.3%

   2,500,000   Health and Educational Facilities Authority of the State of Missouri, Health Facilities
                  Revenue Bonds (SSM Health Care Projects), Series 1988A, 7.750%, 6/01/16
                  (Pre-refunded to 6/01/98)                                                          6/98 at 102   Aaa     2,605,425

               MONTANA - 1.7%

  15,595,000   Montana Board of Housing, Single Family Program Bonds, 1995 Series B (Federally
                  Insured or Guaranteed Mortgage Loan), 6.400%, 12/01/27 (Alternative Minimum Tax)  12/05 at 102   AA+    16,373,814

               NEVADA - 0.5%

   4,500,000   Nevada Housing Division, Single Family Mortgage Bonds, 1997 Series C-2 Senior Bonds,
                  5.750%, 4/01/29 (Alternative Minimum Tax)                                          4/07 at 102   Aaa     4,525,965

   Principal                                                                                       Optional Call              Market
      Amount   Description                                                                            Provisions*  Ratings**   Value
               NEW HAMPSHIRE - 1.7%

$  3,120,000   Business Finance Authority of the State of New Hampshire, Water Facility Revenue
                  Bonds (Pennichuck Water Works, Inc. - 1994 Issue), Series A, 6.350%, 12/01/19     12/04 at 102   Aaa    $3,418,366

   1,980,000   Business Finance Authority of the State of New Hampshire, Water Facility Revenue
                  Bonds (Pennichuck Water Works, Inc. - Series B, 6.450%, 12/01/16
                  (Alternative Minimum Tax)                                                         12/04 at 102   Aaa     2,161,150

   4,150,000   New Hampshire Housing Finance Authority, Single Family Residential Mortgage Bonds,
                  1990 Series A, 7.950%, 7/01/22 (Alternative Minimum Tax)                           7/00 at 102    Aa     4,387,048

   6,035,000   New Hampshire Housing Finance Authority, Single Family Residential Mortgage Bonds,
                  1989 Series A, 7.900%, 7/01/22 (Alternative Minimum Tax)                           7/99 at 102    Aa     6,362,157

               NEW JERSEY - 1.1%

   8,750,000   New Jersey Turnpike Authority, Turnpike Revenue Bonds, Series 1991 C,
                  6.500%, 1/01/16                                                                  No Opt. Call   Aaa     10,160,588

               NEW MEXICO - 0.2%

   2,155,000   New Mexico Mortgage Finance Authority, Single Family Mortgage Program Bonds,
                  1997 Series F-2, 5.700%, 7/01/29 (Alternative Minimum Tax) (WI)                    7/07 at 102   AAA     2,163,922

               NEW YORK - 12.8%

   4,605,000   Dormitory Authority of the State of New York, United Health Services, Inc., FHA-Insured
                  Mortgage Revenue Bonds, Series 1989, 7.350%, 8/01/29 (Pre-refunded to 2/01/00)     2/00 at 102   AAA     5,013,970

  26,000,000   Dormitory Authority of the State of New York, City University System Consolidated
                  Revenue Bonds, Series 1990A, 7.625%, 7/01/20 (Pre-refunded to 7/01/00)             7/00 at 102   Aaa    28,760,940

               Dormitory Authority of the State of New York, State University
               Educational Facilities, Revenue Bonds, Series 1990:
  19,965,000      7.700%, 5/15/12 (Pre-refunded to 5/15/00)                                          5/00 at 102   Aaa    22,089,675
   7,250,000      6.500%, 5/15/19 (Pre-refunded to 5/15/00)                                          5/00 at 100   AAA     7,682,390

               New York State Housing Finance Agency, Health Facilities Revenue
               Bonds (New York City), 1990 Series A Refunding:
  18,815,000      8.000%, 11/01/08 (Pre-refunded to 11/01/00)                                       11/00 at 102   Aaa    21,225,578
   3,885,000      8.000%, 11/01/08                                                                  11/00 at 102  BBB+     4,330,610

   8,500,000   New York State Medical Care Facilities Finance Agency, Hospital and Nursing Home
                  FHA-Insured Mortgage Revenue Bonds, 1988 Series C, 7.600%, 2/15/08
                  (Pre-refunded to 8/15/98)                                                          8/98 at 102   AAA     8,913,950

   5,000,000   New York State Medical Care Facilities Finance Agency, St. Luke's-Roosevelt Hospital
                  Center FHA-Insured Mortgage Revenue Bonds, 1989 Series B, 7.450%, 2/15/29
                  (Pre-refunded to 2/15/00)                                                          2/00 at 102   Aaa     5,460,600

   8,000,000   The City of New York, General Obligation Bonds, Fiscal 1991 Series B,
                  9.500%, 6/01/03                                                                   No Opt. Call  Baa1     9,846,160

  10,000,000   The City of New York, General Obligation Bonds, Fiscal 1997 Series G,
                  6.000%, 10/15/26                                                                  10/07 at 101  Baa1    10,398,000

               NORTH CAROLINA - 1.4%

  13,500,000   North Carolina Eastern Municipal Power Agency, Power System Revenue Bonds, Refunding
                  Series 1993 B, 5.500%, 1/01/17                                                     1/03 at 100   Aaa    13,625,685

   Principal                                                                                       Optional Call              Market
      Amount   Description                                                                            Provisions*  Ratings**   Value
               NORTH DAKOTA - 1.3%

$  2,165,000   State of North Dakota (North Dakota Housing Finance Agency), Single Family Mortgage
                  Program Bonds, 1986 Series A, 8.375%, 7/01/19 (Alternative Minimum Tax)            7/98 at 103    Aa    $2,251,600

  10,000,000   City of Grand Fork, North Dakota, Sales TaxRevenue Bonds (The Aurora Project),
                  Series 1997A, 5.625%, 12/15/29                                                    12/07 at 100   Aaa    10,220,000

               OHIO - 1.8%

  15,080,000   Ohio Air Quality Development Authority, State of Ohio, Collateralized Pollution Control
                  Revenue Refunding Bonds, Series 1992 (The Cleveland Electric Illuminating
                  Company Project), 8.000%, 12/01/13                                                 6/02 at 103   Aaa    17,475,307

               OKLAHOMA - 2.8%

  10,480,000   Central Oklahoma Transportation and Parking Authority (Oklahoma City, Oklahoma),
                  Parking System Revenue and Refunding Bonds, Series 1996, 5.250%, 7/01/16           7/06 at 100   Aaa    10,417,539

   1,400,000   Cleveland County Home Loan Authority (Oklahoma), Single Family Mortgage Revenue
                  Refunding Bonds, Series 1992, 8.375%, 2/01/12                                      8/01 at 102    A1     1,511,370

  13,570,000   Trustees of the Tulsa Municipal Airport Trust, Revenue Bonds, Series 1991,
                  7.600%, 12/01/30 (Alternative Minimum Tax)                                         6/01 at 102  Baa2    14,978,702

               PENNSYLVANIA - 1.8%

   3,500,000   Pennsylvania Housing Finance Agency, Rental Housing Refunding Bonds, Issue 1993,
                  5.800%, 7/01/18                                                                    7/03 at 102   Aaa     3,566,850

   8,500,000   City of Philadelphia, Pennsylvania, Water and Wastewater Revenue Bonds,
                  Series 1993, 5.000%, 6/15/16                                                       6/03 at 100   Aaa     8,248,910

   4,695,000   Venango Housing Corporation, Multifamily Mortgage Revenue Refunding Bonds
                  (FHA-Insured Mortgage/Evergreen Arbors Project), 1990 Series A, 8.000%, 2/01/24   12/03 at 100   AAA     5,035,575

               RHODE ISLAND - 3.6%

  12,250,000   Rhode Island Health and Educational Building Corporation Hospital Financing Revenue   5/07 at 102   Aaa    12,364,293
                  Bonds, Lifespan Obligated Group Issue, Series 1996, 5.500%, 5/15/16

   6,745,000   Rhode Island Housing and Mortgage Finance Corporation, Homeownership
                  Opportunity Bonds, Series 2, 7.750%, 4/01/22                                       4/00 at 102   AA+     7,106,195

   4,140,000   Rhode Island Housing and Mortgage Finance Corporation, Series 3-B Bonds,
                  8.050%, 4/01/22 (Alternative Minimum Tax)                                         10/00 at 102   AA+     4,358,302

   6,000,000   Rhode Island Convention Center Authority, Refunding Revenue Bonds, 1993 Series C,
                  5.000%, 5/15/23                                                                    5/04 at 102   Aaa     5,677,320

               The Housing Authority of the City of Providence, Rhode Island, Multifamily Mortgage
               Revenue Bonds (FHA Insured Mortgage Loan-Cathedral Square Apartments IIProject),
               1992 Series:
     435,000      7.375%, 4/01/10 (Alternative Minimum Tax)                                          4/02 at 105   AAA       474,089
   1,060,000      7.400%, 4/01/20 (Alternative Minimum Tax)                                          4/02 at 105   AAA     1,151,913
   3,050,000      7.500%, 10/01/32 (Alternative Minimum Tax)                                         4/02 at 105   AAA     3,319,864

   Principal                                                                                       Optional Call              Market
      Amount   Description                                                                            Provisions*  Ratings**   Value
               SOUTH CAROLINA - 2.7%

$ 15,650,000   South Carolina Public Service Authority, Revenue Bonds, 1993 Refunding Series C,
                  5.000%, 1/01/25                                                                    1/03 at 102   Aaa   $14,783,460

   3,500,000   Charleston County, South Carolina, Resource Recovery Revenue Bonds (Foster Wheeler
                  Charleston Resource Recovery, Inc. Project), Series 1987 A, 9.000%, 1/01/05
                  (Alternative Minimum Tax)                                                          1/98 at 103     A     3,627,890

   7,250,000   Piedmont Municipal Power Agency (South Carolina), Electric Revenue Bonds, 1988
                  Refunding Series A, 7.000%, 1/01/19                                                1/98 at 100   Aaa     7,288,498

               TENNESSEE - 0.4%

   3,500,000   Tennessee Housing Development Agency, Mortgage Finance Program Bonds, 1994 Series A,
                  6.900%, 7/01/25 (Alternative Minimum Tax)                                          7/04 at 102    A1     3,731,980

               TEXAS - 6.3%

   8,000,000   Brazos River Authority (Texas), Collateralized Pollution Control Revenue Bonds (Texas
                  Utilities Electric Company Project), Series 1990A, 8.125%, 2/01/20
                  (Alternative Minimum Tax)                                                          2/00 at 102  Baa1     8,706,160

   5,950,000   Brazos River Authority (Texas), Collateralized Pollution Control Revenue Bonds (Texas
                  Utilities Electric Company Project), Series 1989A, 8.250%, 1/01/09
                  (Alternative Minimum Tax)                                                          1/99 at 102  Baa1     6,303,609

   4,925,000   The Cameron County Housing Finance Corporation, Single Family Mortgage Revenue
                  Refunding Bonds (GNMA and FNMA Mortgage-Backed Securities Program),
                  Series 1992, 6.750%, 3/01/26                                                       9/02 at 103   AAA     5,212,522

   3,000,000   El Paso Housing Finance Corporation, Multifamily Housing Revenue Refunding Bonds
                  (Las Flores Development Company Project), Series 1990A, 7.500%, 3/20/25            1/00 at 103   AAA     3,162,810

   6,000,000   Harris County, Texas, Health Facilities Development Corporation, Special Facilities
                  Revenue Bonds (Texas Medical Center Project), Series 1990, 7.375%, 5/15/20
                  (Pre-refunded to 5/15/00)                                                          5/00 at 102   Aaa     6,576,600

  10,000,000   Harris County Health Facilities Development Corporation, Special Facilities Revenue
                  Bonds, (Texas Medical Center Project), Series 1996, 5.900%, 5/15/16                5/06 at 102   Aaa    10,499,300

               City of Houston, Texas Water Conveyance System Contract,
               Certificates of Participation, Series 1993 A-J:
   5,490,000      6.800%, 12/15/10                                                                  No Opt. Call   Aaa     6,531,728
   2,000,000      6.800%, 12/15/11                                                                  No Opt. Call   Aaa     2,381,640

   7,500,000   Sabine River Authority of Texas (Texas Utilities Electric Company Project), Series 1990A,
                  8.125%, 2/01/20 (Alternative Minimum Tax)                                          2/00 at 102  Baa1     8,162,025

               The Wood Glen Housing Finance Corporation, Mortgage Revenue
               Refunding Bonds, Series 1990C (FHA Insured Mortgage Loan-Section
               8 Assisted Copperwood IIProject):
   1,775,000      7.625%, 1/01/10                                                                    1/00 at 103   Aaa     1,882,358
   1,250,000      7.650%, 7/01/23                                                                    1/00 at 103   Aaa     1,320,300

   Principal                                                                                       Optional Call              Market
      Amount   Description                                                                            Provisions*  Ratings**   Value
               UTAH - 0.5%

$    565,000   Utah Housing Finance Agency, Single Family Mortgage Senior Bonds, 1989 Issue B (Federally
                  Insured or Guaranteed Mortgage Loans), 8.250%, 7/01/21 (Alternative Minimum Tax)   7/99 at 102    AA     $ 581,758

   4,000,000   Intermountain Power Agency, Power Supply Revenue Refunding Bonds, 1996 Series D,
                  5.000%, 7/01/23                                                                    7/06 at 102    A1     3,805,520

               VIRGINIA - 0.9%

   8,130,000   Capital Region Airport Commission, Richmond (Virginia), International Airport Projects,
                  Airport Revenue Bonds, Series 1995A, 5.625%, 7/01/20                               7/05 at 102   Aaa     8,314,876

               WASHINGTON- 8.4%

   7,195,000   State of Washington, Various Purpose General Obligation Bonds, Series 1991A,
                  6.000%, 3/01/16 (Pre-refunded to 3/01/01)                                          3/01 at 100   Aa1     7,594,610

   3,000,000   Washington Public Power Supply System, Nuclear Project No. 1 Refunding Revenue
                  Bonds, Series 1993A, 5.750%, 7/01/13                                               7/03 at 102   Aa1     3,083,910

  11,135,000   Washington Public Power Supply System, Nuclear Project No. 1 Refunding Revenue
                  Bonds, Series 1989B, 7.250%, 7/01/15 (Pre-refunded to 1/01/00)                     1/00 at 102   Aaa    12,056,978

   9,115,000   Washington Public Power Supply System, Nuclear Project No. 1, Refunding Revenue
                  Bonds, Series 1989A, 7.500%, 7/01/15 (Pre-refunded to 7/01/99)                     7/99 at 102   Aaa     9,795,161

  21,700,000   Washington Public Power Supply System, Nuclear Project No. 2 Refunding Revenue
                  Bonds, Series 1990A, 7.375%, 7/01/12 (Pre-refunded to 7/01/00)                     7/00 at 102   Aaa    23,851,121

  11,340,000   Washington Public Power Supply System, Nuclear Project No. 2 Refunding Revenue
                  Bonds, Series 1994A, 5.000%, 7/01/09                                               7/04 at 102   Aaa    11,347,143

   6,615,000   Washington Public Power Supply System, Nuclear Project No. 3 Refunding Revenue
                  Bonds, Series 1989A, 7.250%, 7/01/16 (Pre-refunded to 7/01/99)                     7/99 at 102   Aaa     7,082,216

   5,250,000   Everett School District No. 2, Snohomish County, Washington, Unlimited Tax General
                  Obligation Bonds, Series 1993, 6.200%, 12/01/12                                   12/03 at 102   Aaa     5,718,037

               WEST VIRGINIA - 0.1%

     620,000   West Virginia Housing Development Fund, Housing Finance Bonds, 1990 Series A,
                  7.950%, 5/01/17 (Alternative Minimum Tax)                                         11/00 at 102   Aaa       629,504

               WISCONSIN - 4.3%

  11,835,000   Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Series 1990
                   (Franciscan Health System, Inc. Project), 8.500%, 3/01/20                         3/00 at 102   Aaa    13,196,734
                   (Pre-refunded to 3/01/00)

               Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Series 1996
               (Aurora Medical Group, Inc. Project):
  10,000,000      5.600%, 11/15/16                                                                   5/06 at 102   Aaa    10,155,700
  15,000,000      5.750%, 11/15/25                                                                   5/06 at 102   Aaa    15,320,550

   Principal                                                                                       Optional Call              Market
      Amount   Description                                                                            Provisions*  Ratings**   Value
               WISCONSIN - continued

$  3,000,000   Housing Authority of the City of Milwaukee, Wisconsin, Multifamily Housing Refunding
                  Revenue Bonds, Series 1990 (FHA Insured Mortgage Loan-The Blatz Apartments
                  Project), 7.500%, 12/01/28                                                         6/00 at 102    Aa    $3,137,820
$877,145,000   Total Investments - (cost $868,718,830) - 97.9%                                                           941,541,787
============
               Temporary Investments in Short-Term Municipal Securities - 0.6%

$    600,000   The Medical Clinic Board of the City of Birmingham-UAHSF, Medical Clinic Revenue
                  Bonds, UAHSF Series 1991, Variable Rate Demand Bonds, 4.000%, 12/01/26+                          A-1+      600,000

   2,200,000   City of Chicago, Chicago-O'Hare International Airport, Special Facility Revenue Bonds
                  (American Airlines, Inc. Project), Series 1983A, Variable Rate Demand Bonds,
                  4.000%, 12/01/17+                                                                                 P-1    2,200,000

     500,000   Maricopa County, Arizona Pollution Control Corporation, Pollution Control Revenue
                  Refunding Bonds (Arizona Public Service Company Palo Verde Project), 1994
                  Series C, Variable Rate Demand Bonds, 4.000%, 5/01/29+                                           A-1+      500,000

   2,950,000   Sublette County Exxon Project (Series 1984), Variable Rate Demand Bonds,
                  4.200%, 11/01/14+                                                                                A-1+    2,950,000

$  6,250,000   Total Temporary Investments - 0.6%                                                                          6,250,000
============
               Other Assets Less Liabilities - 1.5%                                                                       14,266,302
               Net Assets - 100%                                                                                        $962,058,089
               =====================================================================================================================

* Optional Call Provisions (not covered by the report of independent auditors):
Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

**Ratings (not covered by the report of independent auditors): Using the higher of Standard & Poor's or Moody's rating.

N/R - Investment is not rated.

+ The security has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based on market conditions or a specified market index.

(WI) Security purchased on a when-issued basis (see note 1 of the Notes to Financial Statements).

See accompanying notes to financial statements.

Portfolio of Investments
Nuveen Municipal Market
Opportunity Fund, Inc. (NMO)
   Principal                                                                                       Optional Call              Market
      Amount   Description                                                                            Provisions*  Ratings**   Value
               ALASKA - 1.2%

$ 12,000,000   Alaska State Housing Finance Corporation, Governmental Purpose Bonds, 1995 Series A,
                  5.875%, 12/01/30                                                                  12/05 at 102   Aaa   $12,232,440

               ARIZONA - 0.3%

   2,645,000   The Industrial Development Authority of the County of Pima, Single Family Mortgage
                  Revenue Bonds, Series 1997A, 6.250%, 11/01/29                                     11/07 at 102   AAA     2,860,224

               ARKANSAS - 0.2%

   1,855,000   Arkansas Development Finance Authority, Single Family Mortgage Revenue Refunding
                  Bonds, 1991 Series A (FHA Insured or VA Guaranteed Mortgage Loans),
                  8.000%, 8/15/11                                                                    8/01 at 103    AA     1,995,127

               CALIFORNIA - 10.7%

   6,500,000   California Health Facilities Financing Authority, Insured Revenue Bonds (Episcopal
                  Homes Foundation Project), Series 1985B, 7.850%, 7/01/15                          1/98 at 101     A+     6,609,785

   4,000,000   California Health Facilities Financing Authority, Insured Health Facilities Revenue
                  Bonds (ValleyCare Hospital Corporation), 1989 Series A, 7.000%, 5/01/20
                  (Pre-refunded to 5/01/00)                                                          5/00 at 102    A+     4,355,760

   7,300,000   California Health Facilities Financing Authority, Insured Hospital Revenue Bonds
                  (Children's Hospital-SanDiego), Series 1990, 6.500%, 7/01/20
                  (Pre-refunded to 7/01/00)                                                          7/00 at 102   Aaa     7,889,110

   6,810,000   California Health Facilities Financing Authority, Kaiser Permanente, Revenue Bonds,
                  1993 Series C, 5.600%, 5/01/33                                                     5/03 at 102    AA     6,810,000

  13,740,000   Certificates of Participation (1991 Financing Project), County of Alameda, California,
                  Alameda County Public Facilities Corporation, 6.000%, 9/01/21                      9/06 at 102   Aaa    14,663,878

   8,745,000   Bell Community Redevelopment Agency, Bell Redevelopment Area 1994 Tax
                  Allocation Refunding Bonds, 6.350%, 11/01/23                                      11/03 at 102   Aaa     9,561,608

   2,500,000   The Community Redevelopment Agency of the City of Los Angeles, California, Central
                  Business District Redevelopment Project Tax Allocation Refunding Bonds, Series G,
                  6.750%, 7/01/10                                                                1/98 at 101 1/2   BBB     2,542,975

   2,500,000   The Community Redevelopment Agency of the City of Los Angeles, California, Central
                  Business District Redevelopment Project Tax Allocation Refunding Bonds,
                  Series 1987-G, 6.750%, 7/01/10                                                 1/98 at 101 1/2   BBB     2,590,025

  12,080,000   Department of Water and Power of The City of Los Angeles, California, Electric Plant
                  Revenue Bonds, Issue of 1994, 5.375%, 2/15/34                                      2/04 at 102   Aa3    11,824,146

               Department of Water and Power of The City of Los Angeles
               (California), Electric Plant Revenue Bonds, Second Issue of 1993:
   6,000,000      4.750%, 10/15/20                                                                  10/03 at 102   Aa3     5,468,100
   6,815,000      5.400%, 11/15/31                                                                  11/03 at 102   Aa3     6,700,167

   6,000,000   Department of Water and Power of The City of Los Angeles, Water Works Refunding
                  Revenue Bonds, Issue of 1992, 6.400%, 5/15/28                                      5/01 at 102    Aa     6,436,740

   Principal                                                                                       Optional Call              Market
      Amount   Description                                                                            Provisions*  Ratings**   Value
               CALIFORNIA - continued

               County of Orange, California, 1996 Recovery Certificates of Participation, Series A:
$ 13,000,000      5.875%, 7/01/19                                                                    7/06 at 102   Aaa   $13,558,870
   3,450,000      6.000%, 7/01/26                                                                    7/06 at 102   Aaa     3,656,103

   5,870,000   Sacramento Municipal Utility District (California), Electric Revenue Refunding Bonds,
                  1993 Series G, 4.750%, 9/01/21                                                     9/03 at 100   Aaa     5,354,144

               COLORADO - 4.1%

   3,315,000   Colorado Housing and Finance Authority, Single-Family Program Senior Bonds, 1990
                  Issue C (Federally Insured or Guaranteed Mortgage Loans), 7.650%, 8/01/22
                  (Alternative Minimum Tax)                                                          8/00 at 102    AA     3,480,949

               City and County of Denver, Colorado, Airport System Revenue Bonds, Series 1992C:
   1,200,000      5.950%, 11/15/98 (Alternative Minimum Tax)                                        No Opt. Call  Baa1     1,222,524
   1,605,000      6.750%, 11/15/22 (Alternative Minimum Tax) (Pre-refunded to 11/15/02)             11/02 at 102  Baa1     1,806,155
   6,020,000      6.750%, 11/15/22 (Alternative Minimum Tax)                                        11/02 at 102  Baa1     6,510,630

               City and County of Denver, Colorado, Airport System Revenue Bonds, Series 1991D:
   1,045,000      7.750%, 11/15/21 (Alternative Minimum Tax) (Pre-refunded to 11/15/01)             11/01 at 102  Baa1     1,197,675
   3,955,000      7.750%, 11/15/21 (Alternative Minimum Tax)                                        11/01 at 102  Baa1     4,431,538
   1,060,000      7.000%, 11/15/25 (Alternative Minimum Tax) (Pre-refunded to 11/15/01)             11/01 at 100  Baa1     1,167,738
   3,940,000      7.000%, 11/15/25 (Alternative Minimum Tax)                                        11/01 at 100  Baa1     4,247,241

               City and County of Denver, Colorado, Airport System Revenue Bonds, Series 1992B:
     715,000      7.250%, 11/15/23 (Alternative Minimum Tax) (Pre-refunded to 11/15/02)             11/02 at 102  Baa1       820,641
   2,785,000      7.250%, 11/15/23 (Alternative Minimum Tax)                                        11/02 at 102  Baa1     3,107,085

               City and County of Denver, Colorado, Airport System Revenue Bonds, Series 1991A:
   3,240,000      8.000%, 11/15/25 (Alternative Minimum Tax) (Pre-refunded to 11/15/01)             11/01 at 100  Baa1     3,688,416
   9,010,000      8.000%, 11/15/25 (Alternative Minimum Tax)                                        11/01 at 100  Baa1    10,028,941

               DISTRICT OF COLUMBIA - 0.2%

   2,105,000   District of Columbia Housing Finance Agency, Collateralized Single Family Mortgage
                  Revenue Bonds, Series 1990A, 8.100%, 12/01/23 (Alternative Minimum Tax)           12/00 at 102   AAA     2,215,049

               FLORIDA - 3.1%

               Orange County Housing Finance Authority, GNMA Collateralized
               Mortgage Revenue Refunding Bonds, 1990 Series A:
   3,775,000      7.500%, 7/01/10                                                                    7/00 at 103   Aaa     4,010,824
  11,035,000      7.600%, 1/01/24                                                                    7/00 at 103   Aaa    11,841,438

  10,615,000   Palm Beach County Health Facilities Authority, Hospital Revenue Refunding Bonds,
                  Series 1988, (JFK Medical Center, Inc. Projects), 8.875%, 12/01/18
                  (Pre-refunded to 12/01/98)                                                        12/98 at 102   N/R    11,367,285

   3,795,000   Housing Finance Authority of Palm Beach County, Florida, Single Family Mortgage
                  Revenue Bonds, 1990 Series B, 7.600%, 3/01/23                                      9/00 at 103   Aaa     4,036,628

               GEORGIA - 0.6%

   2,000,000   Municipal Electric Authority of Georgia, Power Revenue Bonds, Series O,               1/98 at 102     A     2,053,120
                  7.900%, 1/01/08

   Principal                                                                                       Optional Call              Market
      Amount   Description                                                                            Provisions*  Ratings**   Value
               GEORGIA - continued

$  4,000,000   Housing Authority of the City of Athens, Multifamily Housing Revenue Bonds, Series 1985
                  (Oakwood Forest Apartments Project), 8.125%, 12/01/05 (Mandatory put 12/01/97)    No Opt. Call  Baa1    $4,011,800

               ILLINOIS- 8.3%

  15,000,000   Illinois Development Finance Authority, Revenue and Refunding Bonds, Series 1990A
                  (Columbus-Cuneo-Cabrini Medical Center), 8.500%, 2/01/15
                  (Pre-refunded to 2/01/00)                                                          2/00 at 102  Baa2    16,663,350

   2,935,000   Illinois Health Facilities Authority Hospital Revenue Bonds, Series 1993-A
                  (Hinsdale Hospital), 9.000%, 11/15/15                                             11/00 at 102  Baa1     3,496,466

   5,210,000   Illinois Housing Development Authority, Section 8 Elderly Housing Revenue Bonds
                  (Garden House of River Oaks West Development), Series 1992A, 6.875%, 1/01/20       1/03 at 102     A     5,484,202

   1,995,000   Illinois Housing Development Authority, Section 8 Elderly Housing Revenue Bonds (Village
                  Center Development), Series 1992C, 6.600%, 3/01/07                                 3/03 at 102     A     2,099,977

   6,500,000   City of Chicago, Illinois, Gas Supply Refunding Revenue Bonds, 1995 Series A (The
                  Peoples Gas Light and Coke Company Project), 6.100%, 6/01/25                       6/05 at 102   AA-     6,871,475

  21,805,000   City of Chicago, Chicago-O'Hare International Airport, International Terminal Special
                  Revenue Bonds, Series 1990A, 7.500%, 1/01/17 (Alternative Minimum Tax)             1/00 at 102     A    23,464,579

   7,300,000   City of Chicago, Chicago-O'Hare International Airport, Special Facility Revenue Bonds
                  (American Airlines, Inc. Project), Series 1990A, 7.875%, 11/01/25
                  (Alternative Minimum Tax)                                                         11/00 at 102  Baa2     8,021,094

   4,000,000   Community College District No. 508, Cook County, Illinois, Certificates of Participation,
                  8.750%, 1/01/06                                                                   No Opt. Call   Aaa     5,079,040

   2,580,000   City of Peoria, Peoria County, Illinois, City of Pekin, Tazewell and Peoria Counties,
                  Illinois, and City of Waukegan, Lake County, Illinois, Jointly, GNMA Collateralized
                  Mortgage Revenue Bonds, Series 1990, 7.875%, 8/01/22 (Alternative Minimum Tax)     8/00 at 103   AAA     2,718,546

   9,195,000   Regional Transportation Authority, Cook, DuPage, Kane, Lake, McHenry and Will
                  Counties, Illinois, General Obligation Bonds, Series 1992A, 6.125%, 6/01/22        6/02 at 100   Aaa     9,552,594

               INDIANA - 5.8%

  13,500,000   Indiana Health Facility Financing Authority, Hospital Revenue Bonds, Series 1990
                  (Bartholomew County Hospital District), 7.750%, 8/15/20 (Pre-refunded to 8/15/00)  8/00 at 102   Aaa    15,024,015

   3,710,000   Indiana Housing Finance Authority, Single Family Mortgage Revenue Bonds (GNMA
                  Collateralized Home Mortgage Program), 1990 Series D, 7.800%, 1/01/22
                  (Alternative Minimum Tax)                                                          7/00 at 102   Aaa     3,834,508

  10,000,000   Indiana State Office Building Commission, Capitol Complex Revenue Bonds, Series 1990B
                  (State Office Building I Facility), 7.250%, 7/01/12 (Pre-refunded to 7/01/00)      7/00 at 102   Aaa    10,978,800

               The Indianapolis Local Public Improvement Bond Bank, Series 1992 D Bonds:
   3,750,000      6.750%, 2/01/20                                                                    2/03 at 102    A+     4,145,775
   8,000,000      6.500%, 2/01/22                                                                    2/98 at 100    A+     8,038,080

   5,000,000   Columbus Multi-School Building Corporation (Bartholomew County, Indiana, First
                  Mortgage Bonds, 7.600%, 1/15/14 (Pre-refunded to 1/15/01)                          1/01 at 102   N/R     5,586,350

  10,080,000   The Trustees of Purdue University, Purdue University Student Fee Bonds, Series M,
                  6.100%, 7/01/17                                                                    7/06 at 101   Aa2    10,730,059

   Principal                                                                                       Optional Call              Market
      Amount   Description                                                                            Provisions*  Ratings**   Value
               IOWA - 0.4%

$  4,215,000   Iowa Finance Authority, Solid Waste Disposal Revenue Bonds, Series 1997 (IPSCO
                  Project), 6.000%, 6/01/27 (Alternative Minimum Tax) (Mandatory put 6/01/07)       No Opt. Call   N/R    $4,344,780

               KENTUCKY - 0.2%

   1,875,000   Kentucky Housing Corporation, Housing Revenue Bonds (FHA Insured/VA Guaranteed),
                  1990 Series C Bonds, 8.100%, 1/01/22 (Alternative Minimum Tax)                     7/00 at 102   Aaa     1,982,981

               LOUISIANA - 0.6%

   5,410,000   East Baton Rouge Mortgage Finance Authority, Single Family Mortgage Revenue Bonds
                  (GNMA Mortgage-Backed Securities Program), Series 1990A, 7.875%, 8/01/23
                  (Alternative Minimum Tax)                                                          8/00 at 102   Aaa     5,697,650

               MAINE - 0.2%

   1,980,000   Maine State Housing Authority, Single-Family Mortgage Acquisition Bonds, 1991
                  Series 1, 7.150%, 11/01/21                                                        11/01 at 102   Aa1     2,091,910

               MARYLAND - 0.4%

   4,245,000   Community Development Administration, Department of Housing and Community
                  Development, State of Maryland, Single Family Program Bonds, 1990 Fifth Series,
                  7.700%, 4/01/15 (Alternative Minimum Tax)                                          4/00 at 102   Aa2     4,452,963

               MASSACHUSETTS - 8.6%

  10,000,000   Massachusetts Turnpike Authority Western Turnpike Revenue Bonds, Series 1997A,
                  5.550%, 1/01/17                                                                    1/99 at 100   Aaa    10,197,500

               Massachusetts Bay Transportation Authority, General Transportation System Bonds,
               1990 Series A:
   7,500,000      7.000%, 3/01/10 (Pre-refunded to 3/01/00)                                          3/00 at 100   Aaa     7,989,900
  10,800,000      7.625%, 3/01/15 (Pre-refunded to 3/01/00)                                          3/00 at 102   Aaa    11,851,056

               Massachusetts Health and Educational Facilities Authority,
               Revenue Bonds, Daughters of Charity National Health System-Carney
               Hospital Issue, Series C:
   4,200,000      7.500%, 7/01/05 (Pre-refunded to 7/01/00)                                          7/00 at 102   Aaa     4,631,718
  10,800,000      7.750%, 7/01/14 (Pre-refunded to 7/01/00)                                          7/00 at 102   Aaa    11,977,632

   5,900,000   Massachusetts Health and Educational Facilities Authority, Revenue Bonds, New England
                  Medical Center Hospitals Issue, Series F, 6.625%, 7/01/25                          7/02 at 102   Aaa     6,465,456

               Massachusetts Health and Educational Facilities Authority,
               Revenue Bonds, Goddard Memorial Hospital Issue, Series B:
   3,090,000      9.000%, 7/01/15 (Pre-refunded to 7/01/00)                                          7/00 at 102  Baa3     3,518,552
   4,795,000      9.000%, 7/01/15                                                                    7/00 at 102  Baa3     5,279,439

   3,385,000   Massachusetts Water Resources Authority, General Revenue Bonds, 1989 SeriesA,
                  8.200%, 8/01/27 (Alternative Minimum Tax)                                          8/99 at 102  BBB+     3,543,960

               Massachusetts Water Resources Authority, General Revenue Bonds, 1990 Series A:
   8,450,000      7.625%, 4/01/14 (Pre-refunded to 4/01/00)                                          4/00 at 102   Aaa     9,294,916
   6,615,000      7.500%, 4/01/16 (Pre-refunded to 4/01/00)                                          4/00 at 102   Aaa     7,257,581
   5,195,000      7.000%, 4/01/18 (Pre-refunded to 4/01/00)                                          4/00 at 102   Aaa     5,640,419

   Principal                                                                                       Optional Call              Market
      Amount   Description                                                                            Provisions*  Ratings**   Value
               MICHIGAN - 2.6%

$  8,500,000   Michigan State Hospital Finance Authority, Hospital Revenue and Refunding Bonds (Bay
                  Medical Center), Series 1990A, 8.250%, 7/01/12                                     7/00 at 102    A3    $9,449,535

   4,500,000   Michigan State Hospital Finance Authority, Hospital Revenue Bonds (The Detroit
                  Medical Center Obligated Group), Series 1991A, 7.500%, 8/15/11 (Pre-refunded
                  to 8/15/01)                                                                        8/01 at 102     A     5,089,095

   8,500,000   Michigan Strategic Fund, Limited Obligation Revenue Bonds (Waste Management, Inc.
                  Project), Series 1992, 6.625%, 12/01/12 (Alternative Minimum Tax)                 12/02 at 102    A-     9,177,365

   2,125,000   Clintondale Community Schools (Michigan), General Obligation Bonds, Series 1996,
                  5.375%, 5/01/26                                                                    5/06 at 100   Aaa     2,134,350

               MINNESOTA - 2.3%

   3,395,000   Minnesota Housing Finance Agency, Single Family Mortgage Bonds, 1990 Series A,
                  7.950%, 7/01/22 (Alternative Minimum Tax)                                          7/00 at 102   AA+     3,595,441

   2,465,000   Minnesota Housing Finance Agency, Single Family Mortgage Bonds, 1990 Series C,
                  7.700%, 7/01/14                                                                    7/00 at 102   AA+     2,599,367

   2,680,000   The Dakota County Housing and Redevelopment Authority, The Washington County
                  Housing and Redevelopment Authority, and The Stearns County Housing and
                  Redevelopment Authority, Single Family Residential Mortgage Revenue Bonds
                  (GNMA), Series 1990, 7.850%, 12/01/30 (Alternative Minimum Tax)                   12/00 at 102   AAA     2,811,883

   8,845,000   City of Minneapolis, Minnesota and The Housing and Redevelopment Authority of The
                  City of Saint Paul, Minnesota, Health Care System Revenue Bonds (Health One
                  Obligated Group), Series 1990C, 8.000%, 8/15/19 (Pre-refunded to 8/15/00)          8/00 at 102   Aaa     9,903,747

   3,775,000   The Housing and Redevelopment Authority of the City of Saint Paul, Minnesota, Sales
                  Tax Revenue Refunding Bonds (Civic Center Project), Series 1996, 7.100%, 11/01/23 11/15 at 103   Aaa     4,524,791

               MISSISSIPPI - 0.7%

   1,000,000   Mississippi Home Corporation, Single Family Senior Revenue Refunding Bonds,
                  Series 1990A, 9.250%, 3/01/12                                                      9/00 at 103   Aaa     1,072,370

   5,500,000   Mississippi Home Corporation, Single Family Mortgage Revenue Bonds, Series 1997D,
                  Class 5, 5.500%, 7/01/29 (Alternative Minimum Tax)                                 7/07 at 105   Aaa     6,040,760

               NEVADA - 1.1%

               Nevada Housing Division, Single Family Program Senior Bonds, 1990
               Issue B (Federally Insured or Guaranteed Mortgage Loans):
   2,495,000      7.850%, 10/01/10 (Alternative Minimum Tax)                                         4/00 at 102    AA     2,613,812
   2,155,000      7.900%, 4/01/22 (Alternative MinimumTax)                                           4/00 at 102    AA     2,245,682

   6,000,000   State of Nevada, General Obligation Bonds (Limited Tax) (Nevada Municipal Bond Bank
                  Project No. 52), Series July 1, 1996A, 6.000%, 5/15/21                             5/06 at 101    AA     6,292,800

               NEW JERSEY - 0.7%

   4,750,000   Pollution Control Financing Authority of Camden County (Camden County,New Jersey),
                  Solid Waste Disposal and Resource Recovery System Revenue Bonds, Series 1991 C,
                  7.125%, 12/01/01 (Alternative Minimum Tax)                                         No Opt.Call    BB     4,831,368

   Principal                                                                                       Optional Call              Market
      Amount   Description                                                                            Provisions*  Ratings**   Value
               NEW JERSEY - continued

$  2,000,000   Pollution ControlFinancing Authority of Camden County (Camden County, New Jersey),
                  Solid Waste Disposal and Resource Recovery System Revenue Bonds, Series 1991 D,
                  7.250%, 12/01/10                                                                  12/01 at 102    BB    $2,064,420

               NEW MEXICO - 1.0%

   9,195,000   New Mexico Mortgage Finance Authority, Single Family Mortgage Program Senior
                  Bonds, 1990 Series A (Federally Insured or Guaranteed Mortgage Loans),
                  7.800%, 9/01/17                                                                    9/00 at 102    AA     9,626,889

               NEW YORK - 25.0%

   6,080,000   Dormitory Authority of the State of New York, City University System Consolidated
                  Second General Resolution Revenue Bonds, Series 1990C, 9.250%, 7/01/99            No Opt. Call  Baa1     6,580,627

  15,000,000   Dormitory Authority of the State of New York, City University System Consolidated
                  Second General Resolution Revenue Bonds, Series 1990D, 8.750%, 7/01/03            No Opt. Call  Baa1    18,033,750

  10,000,000   Dormitory Authority of the State of New York, State University Educational Facilities,
                  Revenue Bonds, Series 1989A, 7.125%, 5/15/17 (Pre-refunded to 5/15/99)             5/99 at 102   AAA    10,670,900

   9,010,000   Dormitory Authority of the State of New York, State University Educational Facilities,
                  Revenue Bonds, Series 1989B, 7.250%, 5/15/15 (Pre-refunded to 5/15/00)             5/00 at 102   Aaa     9,871,897

   9,765,000   Dormitory Authority of the State of New York, Mental Health Services Facilities
                  Improvement, Revenue Bonds, Series 1997B, 5.500%, 8/15/17                          2/07 at 102    A-     9,780,429

  27,000,000   Dormitory Authority of the State of New York, Mental Health Services Facilities
                  Improvement Revenue Bonds, Series 1997A, 5.750%, 2/15/27                           2/07 at 102    A-    27,423,360

  13,250,000   New York State Dormitory Authority, Mental Health Services Authority Improvement
                  Bonds, Series 1996-B, 5.375%, 2/15/26                                              2/06 at 102    A-    12,901,393

   4,500,000   New York State Energy Research and Development Authority, Gas Facilities Revenue
                  Bonds, Series C (The Brooklyn Union Gas Company Project), 5.600%, 6/01/25
                  (Alternative Minimum Tax)                                                          7/03 at 102   Aaa     4,512,960

               New York State Housing Finance Agency, Health Facilities Revenue
               Bonds (New York City), 1990 Series A Refunding:
  16,580,000      8.000%, 11/01/08 (Pre-refunded to 11/01/00)                                       11/00 at 102   Aaa    18,704,230
   3,420,000      8.000%, 11/01/08                                                                  11/00 at 102  BBB+     3,812,274

   4,255,000   New York State Medical Care Facilities Finance Agency, Hospital and Nursing Home
                  Insured Mortgage Revenue Bonds, 1987 Series A, 8.000%, 2/15/27                    11/97 at 102    Aa     4,353,929

   9,860,000   New York State Medical Care Facilities Finance Agency, Albany Medical Center
                  Hospital Project Revenue Bonds, 1987 Series A, 8.000%, 2/15/28                     8/98 at 102   AAA    10,386,031

   5,000,000   New York State Medical Care Facilities Finance Agency, Health Center Projects Revenue
                  Bonds (Secured Mortgage Program), 1995 Series A, 6.375%, 11/15/19                 11/05 at 102    Aa     5,507,150

   5,000,000   New York State Medical Care Facilities Finance Agency, Brookdale Hospital Medical
                  Center Secured Hospital Revenue Bonds, 1995 Series A, 6.850%, 2/15/17              2/05 at 102  BBB+     5,496,200

   7,150,000   New York State Thruway Authority, General Revenue Bonds, Series C, 6.000%, 1/01/25    1/05 at 102   Aaa     7,556,907

   Principal                                                                                       Optional Call              Market
      Amount   Description                                                                            Provisions*  Ratings**   Value
               NEW YORK - continued

$  6,750,000   The City of New York, General Obligation Bonds, Fiscal 1995 Series F,
                  6.625%, 2/15/25                                                                    2/05 at 101  Baa1    $7,477,043

  10,000,000   The City of New York, General Obligation Bonds, Fiscal 1996 Series G,
                  5.750%, 2/01/20                                                                2/06 at 101 1/2  Baa1    10,122,600

  21,715,000   The City of New York, General Obligation Bonds, Fiscal 1996 Series I,
                  5.875%, 3/15/18                                                                3/06 at 101 1/2  Baa1    22,264,172

  10,000,000   The City of New York, General Obligation Bonds, Fiscal 1997 Series H,
                  6.125%, 8/01/25                                                                    8/07 at 101  Baa1    10,493,800

   2,550,000   New York City Municipal Water Finance Authority, Water and Sewer System Revenue
                  Bonds, Fiscal 1993 Series A, 5.750%, 6/15/18                                   6/02 at 101 1/2   Aaa     2,620,380

               New York City Municipal Water Finance Authority (New York), Water
               and Sewer System Revenue Bonds, Fiscal 1991 Series A:
  12,875,000      7.500%, 6/15/19 (Pre-refunded to 6/15/00)                                      6/00 at 101 1/2   Aaa    14,157,736
  13,500,000      6.000%, 6/15/20 (Pre-refunded to 6/15/00)                                          6/00 at 100    A2    14,149,889

   6,000,000   New York City Municipal Water Finance Authority, Water and Sewer System Revenue
                  Bonds, Fiscal 1997 Series B, 5.750%, 6/15/29                                       6/07 at 101    A2     6,162,780

  10,000,000   The Port Authority of New York and New Jersey, Special Project Bonds, Series 6, JFK
                  International Air Terminal LLC Project, 5.750%, 12/01/22 (Alternative MinimumTax) 12/07 at 102   Aaa    10,316,100

               NORTH CAROLINA - 1.5%

  10,500,000   North Carolina Eastern Municipal Power Agency, Power System Revenue Bonds,
                  Refunding Series 1991 A, 6.250%, 1/01/03                                           1/02 at 102  Baa1    11,029,410

   4,325,000   North Carolina Housing Finance Agency, Single Family Revenue Bonds, Series-M (1985
                  Resolution), 7.850%, 9/01/28 (Alternative Minimum Tax)                             3/00 at 102    Aa     4,566,854

               OHIO - 0.1%

   1,000,000   State of Ohio (Ohio Higher Educational Facility Commission), Higher Educational
                  Facility Revenue Bonds (University of Dayton 1997 Project), 5.400%, 12/01/22      12/07 at 101   Aaa     1,003,260

               OKLAHOMA - 1.8%

   2,885,000   Bryan County Economic Development Authority (Oklahoma), Single Family Mortgage
                  Revenue Refunding Bonds, Series 1990 A, 8.600%, 7/01/10                            7/00 at 102  Baa1     3,010,469

   8,500,000   Trustees of the Tulsa Municipal Airport Trust, 1988 Adjustable Rate Revenue
                  Obligations, 7.375%, 12/01/20 (Alternative Minimum Tax)                           12/00 at 102  Baa2     9,236,100

   5,000,000   Trustees of the Tulsa Municipal Airport Trust, Revenue Bonds, Series 1991,
                  7.600%, 12/01/30 (Alternative Minimum Tax)                                         6/01 at 102  Baa2     5,519,050

               PENNSYLVANIA - 0.3%

   3,270,000   Allegheny County Residential Finance Authority, Single Family Mortgage Revenue Bonds
                  (GNMA Mortgage-Backed Securities Program), 1990 Series M, 7.950%, 6/01/23
                  (Alternative Minimum Tax)                                                          6/00 at 102   Aaa     3,448,346

               RHODE ISLAND - 1.8%

   5,000,000   Rhode Island Health and Educational Building Corporation, Higher Education Facility
                  Revenue Bonds, Johnson &Wales University (Series 1990), 8.375%, 4/01/20
                  (Pre-refunded to 4/01/00)                                                          4/00 at 102   AAA     5,584,050

   Principal                                                                                       Optional Call              Market
      Amount   Description                                                                            Provisions*  Ratings**   Value
               RHODE ISLAND - continued

$ 11,720,000   Rhode Island Housing and Mortgage Finance Corporation, Homeownership
                  Opportunity Bonds, Series 2, 7.750%, 4/01/22                                       4/00 at 102   AA+   $12,347,606

               SOUTH CAROLINA - 0.7%

   3,640,000   South Carolina Jobs-Economic Development Authority, Economic Development Revenue
                  Bonds (Carolinas Hospital System Project), Series 1992, 7.550%, 9/01/22
                  (Pre-refunded to 9/01/02)                                                          9/02 at 102   N/R     4,195,610

   2,450,000   Three Rivers Solid Waste Authority (South Carolina), Solid Waste Disposal Facilities
                  Revenue Bonds, Series 1997, 5.300%, 1/01/27                                        1/07 at 102   Aaa     2,424,692

               TEXAS - 7.0%

   4,765,517   General Services Commission (an Agency of the State of Texas), as Lessee,
                  Participation Interests, 7.500%, 9/01/22                                       9/99 at 101 1/2     A     5,133,367

   6,000,000   Alliance Airport Authority, Inc., Special Facilities Revenue Bonds, Series 1990 (American
                  Airlines, Inc. Project), 7.500%, 12/01/29 (Alternative Minimum Tax)               12/00 at 102  Baa2     6,540,840

               Arlington Independent School District (Tarrant County, Texas),
               Unlimited Tax Refunding and Improvement Bonds, Series 1995:
  12,650,000      0.000%, 2/15/12                                                                2/05 at 67 5/16   Aaa     5,850,119
  12,640,000      0.000%, 2/15/13                                                               2/05 at 62 15/16   Aaa     5,445,438

   3,750,000   Cass County Industrial Development Authority, Pollution Control Revenue Refunding
                  Bond (International Paper Co), Series 1997B, 5.350%, 4/01/12                       No Opt.Call    A-     3,798,038

  20,500,000   Dallas-Fort Worth International Airport Facility Improvement Corporation, American
                  Airlines, Inc. Revenue Bonds, Series 1990, 7.500%, 11/01/25
                  (Alternative Minimum Tax)                                                         11/00 at 102  Baa2    22,313,020

   3,575,000   El Paso Housing Finance Corporation, Single Family Mortgage Revenue Refunding
                  Bonds, Series 1991A, 8.750%, 10/01/11                                              4/01 at 103     A     4,039,857

   1,145,000   County of Fort Bend, Texas, Municipal Utility District No. 42, 5.875%, 9/01/21        9/06 at 100   AAA     1,190,869

  15,130,000   Lubbock Health Facilities, Development Corporation, Hospital Revenue Bonds
                  (Methodist Hospital, Lubbock, Texas), Series 1990, 7.250%, 12/01/19
                  (Pre-refunded to 12/01/00)                                                        12/00 at 102   Aaa    16,761,165

               UTAH - 0.2%

   2,000,000   Tooele County, Hazardous Waste Disposal Revenue Bonds (Laidlaw Inc/USPCI Clive PJ),
                  Series 1995, 6.750%, 8/01/10 (Alternative Minimum Tax)                             8/05 at 102  BBB+     2,170,560

               VIRGINIA - 1.1%

   4,000,000   Virginia Housing Development Authority, Commonwealth Mortgage Revenue Bonds, 1992
                  Series B Subseries B-4, 6.550%, 1/01/27 (Alternative Minimum Tax)                  1/02 at 102   Aa1     4,182,760

   2,000,000   Virginia Housing Development Authority, Multi-Family Housing Bonds, 1992 Series D,
                  7.050%, 5/01/18                                                                    5/02 at 102   Aa1     2,139,380

   4,495,000   Industrial Development Authority of the County of Henrico, Virginia, Adjustable Rate
                  Revenue Bonds (St. Mary's Hospital Project), Series 1985C, 7.500%, 9/01/07
                  (Pre-refunded to 8/01/00)                                                          8/00 at 102    A3     4,943,241

   Principal                                                                                       Optional Call              Market
      Amount   Description                                                                            Provisions*  Ratings**   Value
               WASHINGTON - 5.0%

$    865,000   Washington Public Power Supply System, Nuclear Project No. 1 Revenue Bonds,
                  14,375%, 7/01/01                                                                  No Opt. Call   Aaa    $1,071,190

   5,430,000   Washington Public Power Supply System, Nuclear Project No. 1 Refunding Revenue
                  Bonds, Series 1990A, 7.600%, 7/01/05 (Pre-refunded to 7/01/00)                     7/00 at 102   Aaa     5,998,847

   3,225,000   Washington Public Power Supply System, Nuclear Project No. 1 Refunding Revenue
                  Bonds, Series 1989B, 7.250%, 7/01/15 (Pre-refunded to 1/01/00)                     1/00 at 102   Aaa     3,492,030

   3,030,000   Washington Public Power Supply System, Nuclear Project No. 1, Refunding Revenue
                  Bonds, Series 1989A, 7.500%, 7/01/15 (Pre-refunded to 7/01/99)                     7/99 at 102   Aaa     3,256,099

   9,775,000   Washington Public Power Supply System, Nuclear Project No. 1 Refunding Revenue
                  Bonds, Series 1991A, 6.875%, 7/01/17 (Pre-refunded to 7/01/01)                     7/01 at 102   Aaa    10,809,782

               Washington Public Power Supply System, Nuclear Project No. 2 Refunding Revenue
               Bonds, Series 1990A:
   6,835,000      7.625%, 7/01/08 (Pre-refunded to 7/01/00)                                          7/00 at 102   Aaa     7,555,272
  13,240,000      7.375%, 7/01/12 (Pre-refunded to 7/01/00)                                          7/00 at 102   Aaa    14,552,481

   3,650,000   Washington Public Power Supply System, Nuclear Project No. 3 Refunding Revenue
                  Bonds, Series 1989B, 7.250%, 7/01/15 (Pre-refunded to 1/01/00)                     1/00 at 102   Aaa     3,952,220

               WYOMING - 0.3%

   2,800,000   Town of Jackson, Wyoming, National Rural Utilities Cooperative Finance Corporation,
                  Guaranteed Gas Supply Revenue Bonds (Lower Valley Power &Light, Inc. Project),
                  Series 19979B, 5.875%, 5/01/26 (Alternative Minimum Tax)                           5/07 at 102   AA-     2,864,648

               PUERTO RICO - 0.3%

   3,000,000   Puerto Rico Public Buildings Authority, Guaranteed Public Education & Health Facilities
                  Bonds, Series M Converted Floaters, 4.800%, 7/01/16                            7/03 at 101 1/2     A     3,029,006

$945,970,517   Total Investments - (cost $912,455,839) - 98.4%                                                           995,248,090
============
               Other Assets Less Liabilities - 1.6%                                                                       15,953,927
               Net Assets - 100%                                                                                      $1,011,202,017
               =====================================================================================================================

* Optional Call Provisions (not covered by the report of independent auditors):
Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

** Ratings (not covered by the report of independent auditors):
Using the higher of Standard & Poor's or Moody's rating.

N/R - Investment is not rated.

See accompanying notes to financial statements.

Statement of Net Assets
October 31, 1997
                                                              Performance Plus            Advantage          Opportunity
ASSETS
Investments in municipal securities, at market
   value (note 1)                                               $1,275,492,574       $  941,541,787       $  995,248,090

Temporary investments in short-term municipal
   securities, at amortized cost, which
   approximates market value (note 1)                                3,900,000            6,250,000                 --

Cash                                                                   357,936              350,319              230,432

Receivables:
   Interest                                                         27,066,943           20,230,233           20,436,714
   Investments sold                                                  3,416,265              362,189              546,324
Other assets                                                            27,163               13,764               18,516
                                                                --------------       --------------       --------------
      Total assets                                               1,310,260,881          968,748,292        1,016,480,076
                                                                --------------       --------------       --------------
LIABILITIES
Payable for investments purchased                                         --              2,141,531                 --

Accrued expenses:
   Management fees (note 6)                                            682,607              508,277              533,756
   Other                                                               441,017              335,715              380,945

Preferred share dividends payable                                      127,677               93,821              481,137

Common share dividends payable                                       4,812,756            3,610,859            3,882,221
                                                                --------------       --------------       --------------

      Total liabilities                                              6,064,057            6,690,203            5,278,059
                                                                --------------       --------------       --------------
Net assets (note 7)                                             $1,304,196,824       $  962,058,089       $1,011,202,017
                                                                ==============       ==============       ==============

Preferred shares, at liquidation value                          $  400,000,000       $  300,000,000       $  300,000,000
                                                                ==============       ==============       ==============

Preferred shares outstanding                                            16,000               12,000               12,000
                                                                ==============       ==============       ==============

Common shares outstanding                                           59,416,738           42,232,271           44,881,163
                                                                ==============       ==============       ==============

Net asset value per Common share outstanding (net assets
   less Preferred shares at liquidation
   value, divided by Common shares outstanding)                 $        15.22       $        15.68       $        15.85
                                                                ==============       ==============       ==============

See accompanying notes to financial statements.

Statement of Operations
Year ended October 31, 1997
                                                           Performance Plus     Advantage   Opportunity
INVESTMENT INCOME
Tax-exempt interest income (note 1)                             $83,437,078   $61,103,731   $65,618,286
                                                                -----------   -----------   -----------

EXPENSES
   Management fees (note 6)                                       7,983,816     5,940,457     6,244,241
   Preferred shares-- auction fees                                1,002,512       751,883       701,758
   Preferred shares-- dividend disbursing agent fees                 49,777        48,054        28,149
   Shareholders' servicing agent fees and expenses                  248,726       142,268       163,648
   Custodian's fees and expenses                                    157,587       122,899       131,628
   Directors' fees and expenses (note 6)                              9,464         6,812         7,172
   Professional fees                                                 26,472        24,936        23,526
   Shareholders' reports-- printing and mailing expenses            298,366       218,898       242,640
   Stock exchange listing fees                                       52,841        36,440        40,054
   Investor relations expense                                       113,295        78,687        84,882
   Other expenses                                                    59,841        43,804        47,037
                                                                -----------   -----------   -----------

      Total expenses                                             10,002,697     7,415,138     7,714,735
                                                                -----------   -----------   -----------
Net investment income                                            73,434,381    53,688,593    57,903,551
                                                                -----------   -----------   -----------

REALIZED AND UNREALIZED GAIN FROM INVESTMENTS
Net realized gain from investment
   transactions (notes 1 and 4)                                     853,940       946,565     1,806,219
Net change in unrealized appreciation or
   depreciation of investments                                    7,720,715     7,309,164     6,812,086
                                                                -----------   -----------   -----------
Net gain from investments                                         8,574,655     8,255,729     8,618,305
                                                                -----------   -----------   -----------
Net increase in net assets from operations                      $82,009,036   $61,944,322   $66,521,856
                                                                ===========   ===========   ===========

See accompanying notes to financial statements

Statement of Changes in Net Assets
                                                      Performance Plus                           Advantage
                                                  Year ended         Year ended         Year ended      Year ended
                                                    10/31/97           10/31/96           10/31/97        10/31/96
OPERATIONS
Net investment income                        $    73,434,381    $    74,908,835       $ 53,688,593   $ 54,307,900
Net realized gain (loss) from investment
   transactions (notes 1 and 4)                      853,940          2,029,380            946,565        692,280
Net change in unrealized appreciation or
   depreciation of investments                     7,720,715         (9,136,059)         7,309,164     (3,979,682)
                                             ---------------    ---------------       ------------   ------------
Net increase in net assets from operations        82,009,036         67,802,156         61,944,322     51,020,498
                                             ---------------    ---------------       ------------   ------------

DISTRIBUTIONS TO SHAREHOLDERS (NOTE 1)
From undistributed net investment income:
   Common shareholders                           (59,163,226)       (61,281,808)       (43,220,811)   (44,096,312)
   Preferred shareholders                        (14,091,748)       (14,648,674)       (10,466,289)   (10,731,591)
                                             ---------------    ---------------       ------------   ------------
Decrease in net assets from distributions
   to shareholders                               (73,254,974)       (75,930,482)       (53,687,100)   (54,827,903)
                                             ---------------    ---------------       ------------   ------------

CAPITAL SHARE TRANSACTIONS (NOTE 2)
Net proceeds from Common shares issued
   to shareholders due to reinvestment
   of distributions                                4,808,086          8,959,163          2,145,347      1,185,921
                                             ---------------    ---------------       ------------   ------------

Net increase in net assets from capital
   share transactions                              4,808,086          8,959,163          2,145,347      1,185,921
                                             ---------------    ---------------       ------------   ------------

   Net increase (decrease) in net assets          13,562,148            830,837         10,402,569     (2,621,484)
Net assets at beginning of year                1,290,634,676      1,289,803,839        951,655,520    954,277,004
                                             ---------------    ---------------       ------------   ------------

Net assets at end of year                    $ 1,304,196,824    $ 1,290,634,676       $962,058,089   $951,655,520
                                             ===============    ===============       ============   ============

Balance of undistributed net investment
   income at end of year                     $     1,375,448    $     1,196,041       $  1,057,584   $  1,056,091
                                             ===============    ===============       ============   ============

Statement of Changes in Net Assets
                                                         Opportunity
                                                  Year ended          Year ended
                                                    10/31/97            10/31/96
OPERATIONS
Net investment income                        $    57,903,551     $    58,107,078
Net realized gain (loss) from investment
   transactions (notes 1 and 4)                    1,806,219             (71,985)
Net change in unrealized appreciation or
   depreciation of investments                     6,812,086          (4,137,414)
                                             ---------------     ---------------
Net increase in net assets from operations        66,521,856          53,897,679
                                             ---------------     ---------------

DISTRIBUTIONS TO SHAREHOLDERS (NOTE 1)
From undistributed net investment income:
   Common shareholders                           (46,488,963)        (46,933,049)
   Preferred shareholders                        (11,717,683)        (11,775,782)
                                             ---------------     ---------------
Decrease in net assets from distributions
   to shareholders                               (58,206,646)        (58,708,831)
                                             ---------------     ---------------

CAPITAL SHARE TRANSACTIONS (NOTE 2)
Net proceeds from Common shares issued
   to shareholders due to reinvestment
   of distributions                                1,899,633                --
                                             ---------------     ---------------

Net increase in net assets from capital
   share transactions                              1,899,633                --
                                             ---------------     ---------------

   Net increase (decrease) in net assets          10,214,843          (4,811,152)
Net assets at beginning of year                1,000,987,174       1,005,798,326
                                             ---------------     ---------------

Net assets at end of year                    $ 1,011,202,017     $ 1,000,987,174
                                             ===============     ===============

Balance of undistributed net investment
   income at end of year                     $       762,771     $     1,065,866
                                             ===============     ===============

See accompanying notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

1. GENERAL INFORMATION AND SIGNIFCANT ACCOUNTING POLICIES

The National Funds (the "Funds") covered in this report and their corresponding New York Stock Exchange symbols are Nuveen Performance Plus Municipal Fund, Inc.
(NPP), Nuveen Municipal Advantage Fund, Inc. (NMA) and Nuveen Municipal Market Opportunity Fund, Inc. (NMO).

Each Fund invests primarily in a diversified portfolio of municipal obligations issued by state and local government authorities. The Funds are registered under the Investment Company Act of 1940 as closed-end, diversified management investment companies.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with generally accepted accounting principles.

Securities Valuation
The prices of municipal bonds in each Fund's investment portfolio are provided by a pricing service approved by the Fund's Board of Directors. When price quotes are not readily available (which is usually the case for municipal securities), the pricing service establishes fair market value based on yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, indications of value from securities dealers and general market conditions. Temporary investments in securities that have variable rate and demand features qualifying them as short-term securities are valued at amortized cost, which approximates market value.

Securities Transactions
Securities transactions are recorded on a trade date basis. Realized gains and losses from such transactions are determined on the specific identification method. Securities purchased or sold on a when-issued or delayed delivery basis may have extended settlement periods. The securities so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets in a separate account with a current value at least equal to the amount of their when-issued and delayed delivery purchase commitments. At October 31, 1997, Municipal Advantage had a when-issued purchase commitment of $2,141,531. There were no such purchase commitments in either of the other funds.

Interest Income
Interest income is determined on the basis of interest accrued, adjusted for amortization of pre miums and accretion of discounts on long-term debt securities when required for federal income tax purposes.

Federal Income Taxes
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its tax-exempt net investment income, in addition to any significant amounts of net realized capital gains and/or market discount realized from investment transactions. The Funds currently consider significant net realized capital gains and/or market discount as amounts in excess of $.001 per Common share for Performance Plus and $.01 per Common share for Advantage and Opportunity. Furthermore, each Fund intends to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal income tax, to retain such tax-exempt status when distributed to shareholders of the Funds. All income dividends paid during the fiscal year ended October 31, 1997, have been designated Exempt Interest Dividends. Net realized capital gain and market discount distributions are subject to federal taxation.

Dividends and Distributions to Shareholders
Tax-exempt net investment income is declared as a dividend monthly and payment is made or reinvestment is credited to shareholder accounts on the first business day after month-end. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of tax-exempt net investment income, net realized capital gains and/or market discount are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. Accordingly, temporary over-distributions as a result of these differences may occur and will be classified as either distributions in excess of net investment income, distributions in excess of net realized gains and/or distributions in excess of net ordinary taxable income from investment transactions, where applicable.

Preferred Shares
The Funds have issued and outstanding $25,000 stated value Preferred shares. Each Fund's Preferred shares are issued in more than one Series. The dividend rate on each Series may change every seven days, as set by the auction agent, except for Opportunity Series T which has lengthened its current dividend period from seven days to five years. The number of shares outstanding, by Series and in total, for each Funds is as follows:

                                  Performance Plus     Advantage    Opportunity
Number of shares:
   Series M                                  4,000         3,000          4,000
   Series T                                  4,000         3,000          4,000
   Series W                                  4,000         3,000             --
   Series F                                  4,000         3,000          4,000
                                            ------        ------         ------
Total                                       16,000        12,000         12,000
                                            ======        ======         ======

Derivative Financial Instruments
The Funds may invest in certain derivative financial instruments including futures, forward, swap, and option contracts, and other financial instruments with similar characteristics. Although the Funds are authorized to invest in such financial instruments, and may do so in the future, they did not make any such investments during the fiscal year ended October 31, 1997.

Use of Estimates
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period.

2. FUND SHARES
Transactions in Common shares were as follows:

                                       Performance Plus             Advantage                 Opportunity
                                   Year ended  Year ended    Year ended  Year ended     Year ended   Year ended
                                     10/31/97    10/31/96      10/31/97    10/31/96       10/31/97     10/31/96
Shares issued to shareholders
   due to reinvestment of
   distributions                     313,402      586,309       135,025      75,777        119,092           --
                                     =======      =======       =======      ======        =======         ====

3. DISTRIBUTIONS TO COMMON SHAREHOLDERS
On November 3, 1997, the Funds declared Common share dividend distributions from their tax-exempt net investment income which were paid December 1, 1997, to shareholders of record on November 15, 1997, as follows:

                                    Performance Plus     Advantage    Opportunity
Dividend per share                            $.0810        $.0830         $.0840
                                              ======        ======         ======

4. SECURITIES TRANSACTIONS
Purchases and sales (including maturities) of investments in municipal securities and temporary municipal investments during the fiscal year ended October 31, 1997, were as follows:

                                            Performance Plus        Advantage       Opportunity
Purchases:
   Investments in municipal securities          $163,375,273     $ 77,204,294      $206,235,066
   Temporary municipal investments               133,575,000      100,780,000        24,800,000

Sales and Maturities:
   Investments in municipal securities           152,015,928       75,408,231       198,106,239
   Temporary municipal investments               134,175,000       94,530,000        27,300,000
                                                ============     ============      ============

At October 31, 1997, the identified cost of investments owned for federal income tax purposes was the same as the cost for financial reporting purposes for each Fund.

At October 31, 1997, the Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

                                         Performance Plus      Advantage
Expiration year:
   2001                                        $4,575,138     $  837,674
   2002                                                --        501,699
   2003                                         1,471,114             --
                                               ----------     ----------
Total                                          $6,046,252     $1,339,373
                                               ==========     ==========

5. UNREALIZED APPRECIATION (DEPRECIATION)
Gross unrealized appreciation and gross unrealized depreciation of investments at October 31, 1997, were as follows:

                                          Performance Plus        Advantage     Opportunity
Gross unrealized:
   appreciation                                $78,500,774      $72,842,925     $82,867,501
   depreciation                                       (116)         (19,968)        (75,250)
                                               -----------      -----------     -----------
Net unrealized appreciation                    $78,500,658      $72,822,957     $82,792,251
                                               ===========      ===========     ===========

6. MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Under the Funds' investment management agreements with Nuveen Advisory Corp. (the "Adviser"), a wholly owned subsidiary of The John Nuveen Company, each Fund pays an annual management fee, payable monthly, at the rates set forth below, which are based upon the average daily net asset value of each Fund:

Average daily net asset value                           Management fee
For the first $125 million                              .6500 of 1%
For the next $125 million                               .6375 of 1
For the next $250 million                               .6250 of 1
For the next $500 million                               .6125 of 1
For the next $1 billion                                 .6000 of 1
For net assets over $2 billion                          .5875 of 1

The fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Funds pay no compensation directly to those Directors who are affiliated with the Adviser or to their officers, all of whom receive remuneration for their services to the Funds from the Adviser.

7. COMPOSITION OF NET ASSETS
At October 31, 1997, net assets consisted of:

                                                    Performance Plus           Advantage         Opportunity
Preferred shares, $25,000 stated value per
   share, at liquidation value                       $   400,000,000     $   300,000,000     $   300,000,000
Common shares, $.01 par value per share                      594,167             422,323             448,812
Paid-in surplus                                          829,776,477         589,094,598         625,655,290
Balance of undistributed net investment income             1,375,448           1,057,584             762,771
Accumulated net realized gain (loss) from
   investment transactions                                (6,049,926)         (1,339,373)          1,542,893
Net unrealized appreciation of investments                78,500,658          72,822,957          82,792,251
                                                     ---------------     ---------------     ---------------
   Net assets                                        $ 1,304,196,824     $   962,058,089     $ 1,011,202,017
                                                     ===============     ===============     ===============

Authorized shares:
   Common                                                200,000,000         200,000,000         200,000,000
   Preferred                                               1,000,000           1,000,000           1,000,000
                                                     ===============     ===============     ===============

8. INVESTMENT COMPOSITION
Each Fund invests in municipal securities which include general obligation, escrowed and revenue bonds. At October 31, 1997, the revenue sources by municipal purpose for these investments, expressed as a percent of total investments, were as follows:

                                        Performance Plus     Advantage     Opportunity
Revenue Bonds:
   Housing Facilities                                22%           15%            16%
   Transportation                                     5             6             13
   Utilities                                          8             9              6
   Health Care Facilities                             5             8              4
   Pollution Control Facilities                       6             6             --
   Water / Sewer Facilities                           4             5              1
   Lease Rental Facilities                            2             1              5
   Educational Facilities                             1             4              4
   Other                                              9             4              7
General Obligation Bonds                              8             4             13
Escrowed Bonds                                       30            38             31
                                                    ----          ----           ----
                                                    100%          100%           100%
                                                    ====          ====           ====

Certain long-term and intermediate-term investments owned by the Funds are either covered by insurance issued by several private insurers or are backed by an escrow or trust containing U.S. Government or U.S. Government agency securities, both of which ensure the timely payment of principal and interest in the event of default (58% for Performance Plus, 64% for Advantage and 46% for Opportunity). Such insurance or escrow, however, does not guarantee the market value of the municipal securities or the value of any of the Funds' shares.

All of the temporary investments in short-term municipal securities have credit enhancements (letters of credit, guarantees or insurance) issued by third party domestic or foreign banks or other institutions.

For additional information regarding each investment security, refer to the Portfolio of Investments of each Fund.

Financial Highlights
Ghosted image of: Children in pool and adults standing poolside.

Financial Highlights
Selected data for a common share outstanding throughout each period is as follows:
                                                                                 Dividends from tax-exempt
                                                  Operating performance            net investment income
                                            --------------------------------     --------------------------
                              Net asset                         Net realized
                                  value            Net        and unrealized
                              beginning     investment            gain (loss)       To Common  To Preferred
                              of period         income      from investments     Shareholders Shareholders+
Performance Plus

Year ended 10/31:
    1997                         $15.07          $1.24                $ .15           $(1.00)      $(.24)
    1996                          15.21           1.27                 (.12)           (1.04)       (.25)
    1995                          14.40           1.32                  .85            (1.08)       (.28)
    1994                          15.95           1.32                (1.53)           (1.10)       (.24)
    1993                          14.93           1.36                 1.07            (1.20)       (.21)
Five months ended
    10/31/1992                    14.96            .57                 (.06)            (.46)       (.08)
Year ended 5/31:
    1992                          14.28           1.40                  .60            (1.04)       (.28)
    1991                          13.68           1.39                  .63            (1.03)       (.39)
6/22/89 to
    5/31/90                       14.05           1.12                 (.27)            (.79)       (.27)
Advantage
Year ended 10/31:
    1997                          15.48           1.27                  .21            (1.03)       (.25)
    1996                          15.57           1.29                 (.07)           (1.05)       (.26)
    1995                          14.60           1.33                 1.01            (1.09)       (.28)
    1994                          16.38           1.33                (1.76)           (1.13)       (.22)
    1993                          15.13           1.39                 1.34            (1.25)       (.21)
    1992                          14.95           1.45                  .13            (1.13)       (.24)
    1991                          13.78           1.46                 1.17            (1.10)       (.36)
12/19/89 to
    10/31/90                      14.05           1.09                (.16)             (.72)       (.29)
Opportunity
Year ended 10/31:
    1997                          15.66           1.29                 .20             (1.04)       (.26)
    1996                          15.77           1.30                (.10)            (1.05)       (.26)
    1995                          14.69           1.33                1.12             (1.09)       (.28)
    1994                          16.58           1.33               (1.81)            (1.13)       (.23)
    1993                          15.37           1.39                1.28             (1.23)       (.21)
    1992                          15.16           1.42                 .17             (1.14)       (.23)
    1991                          13.98           1.44                1.18             (1.10)       (.34)
3/21/90 to
    10/31/90                      14.05            .72                 .03              (.45)       (.18)

                                  Distributions from
                                    capital gains
                           ---------------------------
                                                         Organization and
                                                       offering costs and                        Per common            Total
                                                          Preferred share          Net asset          share       investment
                              To Common    To Preferred      underwriting              value         market   valuereturn on
                           Shareholders   Shareholders+         discounts      end of period  end of period   market value**
Performance Plus

Year ended 10/31:
    1997                            $--            $--               $--             $ 15.22      $ 15.0000            5.94%
    1996                             --             --                --               15.07        15.1250            6.17
    1995                             --             --                --               15.21        15.2500           22.77
    1994                             --             --                --               14.40        13.3750          (13.56)
    1993                             --             --                --               15.95        16.6250           19.30
Five months ended
    10/31/1992                       --             --                --               14.93        15.0000            2.94
Year ended 5/31:
    1992                             --             --                --               14.96        15.0000            9.94
    1991                             --             --                --               14.28        14.6250           12.30
6/22/89 to
    5/31/90                          --             --              (.16)              13.68        14.0000           (1.45)
Advantage
Year ended 10/31:
    1997                             --             --                --               15.68        15.9375           12.57
    1996                             --             --                --               15.48        15.1250            7.04
    1995                             --             --                --               15.57        15.1250           20.69
    1994                             --             --                --               14.60        13.5000          (14.66)
    1993                           (.02)            --                --               16.38        17.0000           20.38
    1992                           (.02)          (.01)               --               15.13        15.2500            4.04
    1991                             --             --                --               14.95        15.7500           22.06
12/19/89 to
    10/31/90                         --             --              (.19)              13.78        13.8750           (2.80)
Opportunity
Year ended 10/31:
    1997                             --             --                --               15.85        16.1250           13.01
    1996                             --             --                --               15.66        15.2500            8.82
    1995                             --             --                --               15.77        15.0000           21.98
    1994                           (.04)          (.01)               --               14.69        13.2500          (17.27)
    1993                           (.02)            --                --               16.58        17.2500           20.86
    1992                           (.01)            --                --               15.37        15.3750            3.17
    1991                             --             --                --               15.16        16.0000           25.17
3/21/90 to
    10/31/90                         --             --              (.19)              13.98        13.7500           (5.43)

                                                                 Ratios/Supplemental data
                                                -------------------------------------------------------------
                                                                                      Ratio of net
                                                                         Ratio of       investment
                          Total return             Net assets         expenses to         income to Portfolio
                                on net          end of period             average           average  turnover
                           asset value**        (in thousands)       net assets++      net assets++      rate
Performance Plus

Year ended 10/31:
    1997                           7.89%          $ 1,304,197                 .77%            5.69%        12%
    1996                           6.15             1,290,635                 .78             5.83         15
    1995                          13.58             1,289,804                 .78             6.08          7
    1994                          (2.92)            1,240,637                 .79             6.01         12
    1993                          15.42             1,325,150                 .76             6.04          4
Five months ended
    10/31/1992                     2.81             1,254,800                 .74*            6.16*         5
Year ended 5/31:
    1992                          12.50             1,252,009                 .74             6.44          5
    1991                          12.42             1,204,809                 .75             6.63         14
6/22/89 to
    5/31/90                        3.07             1,166,027                 .71*            6.57*        22
Advantage
Year ended 10/31:
    1997                           8.20               962,058                 .78             5.64          8
    1996                           6.37               951,656                 .78             5.72         13
    1995                          14.62               954,277                 .78             5.98          4
    1994                         (4.16)               913,355                 .79             5.88         10
    1993                          17.34               983,557                 .77             6.03         13
    1992                           9.15               923,426                 .75             6.44          7
    1991                          17.06               909,345                 .76             6.70          5
12/19/89 to
    10/31/90                       3.25               856,867                 .75*            6.65*         2
Opportunity
Year ended 10/31:
    1997                           8.12             1,011,202                 .77             5.78         20
    1996                           6.15             1,000,987                 .77             5.81         19
    1995                          15.30             1,005,798                 .76             6.04         13
    1994                         (4.57)               957,443                 .78             5.96         18
    1993                          16.53             1,037,592                 .76             6.05         13
    1992                           9.24               975,368                 .74             6.40          5
    1991                          16.98               958,781                 .75             6.70          7
3/21/90 to
    10/31/90                       2.74               901,754                 .73*            6.31*         1

* Annualized.
** Total Investment Return on Market Value is the combination of reinvested dividend income, reinvested capital gains distributions, if any, and changes in stock price per share.
Total Return on Net Asset Value is the combination of reinvested dividend income, reinvested capital gains distributions, if any, and changes in net asset value per share. Total returns are not annualized.
+ The amounts shown are based on Common share equivalents.
++ Ratios do not reflect the effect of dividend payments to Preferred shareholders.

Fund Information

BOARD OF DIRECTORS
Robert P. Bremner
Lawrence H. Brown
Anthony T. Dean
Anne E. Impellizzeri
Peter R. Sawers
William J. Schneider
Timothy R. Schwertfeger
Judith M. Stockdale


FUND MANAGER
Nuveen Advisory Corp.
333 West Wacker Drive
Chicago, IL 60606


CUSTODIAN
The Chase Manhattan Bank
4 New York Plaza
New York, NY 10004-2413

(800) 257-8787


LEGAL COUNSEL
Fried, Frank, Harris,
Shriver & Jacobson
Washington, D.C.


INDEPENDENT AUDITORS
Ernst & Young LLP
Chicago, Illinois

Nuveen makes reinvesting easy. A phone call is all it takes to set up your reinvestment account.

(continued from inside front cover)
before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.


FLEXIBILITY
You may, of course, change your distribution option or withdraw from the Plan at any time, should your needs or situation change. Should you withdraw, you can receive a certificate for all whole shares credited to your reinvestment account and cash payment for fractional shares, or cash payment for all reinvestment account shares, less brokerage commissions and a $2.50 service fee.

You can also reinvest if your shares are registered in the name of a brokerage firm, bank, or other nominee. Just ask your investment adviser if the firm will participate on your behalf. If not, it's easy to have the shares registered in your name and to apply for a reinvestment account directly. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial adviser or call us toll-free at (800) 257-8787.

Serving Investors for Generations

Photo of: John Nuveen, Sr.

Since our founding in 1898, John Nuveen &Co. has been synonymous with investments that withstand the test of time. Today, we offer a broad range of investments designed for investors whose portfolios are the principal source of their ongoing financial security. More than 1.3 million investors have trusted Nuveen to help them maintain the lifestyle they currently enjoy.

The cornerstone of Nuveen's investment philosophy is a commitment to disciplined long-term investment strategies whose aim is to provide consistent, attractive performance over time - with moderated risk. We emphasize quality securities carefully chosen through in-depth research, and we follow those securities closely over time to help ensure that they continue to meet our exacting standards.

Whether your focus is long-term growth, dependable current income or preservation of capital, Nuveen offers a wide array of equity and fixed-income mutual funds, unit trusts, exchange-traded funds, individual managed account services, and cash management products, including many that generate tax-free income.

To find out more about how Nuveen investment products and services can help you preserve your financial security, talk with your financial adviser, or call us at (800) 257-8787 for more information, including a prospectus where applicable. Please read that information carefully before you invest.

NUVEEN
John Nuveen & Co Incorporated
333 West Wacker Drive
Chicago, IL 60606-1286

(800) 257-8787
www.nuveen.com


FAN-2.10.97